                                                                    Exhibit 99.4

                      Conversion Valuation Report Update

                     ------------------------------------


                         Valued as of October 9, 1997




                     SALIDA BUILDING AND LOAN ASSOCIATION

                               Salida, Colorado



                                 Prepared By:



                              Ferguson & Company
                                   Suite 305
                           860 West Airport Freeway
                                Hurst, TX 76054
                                 817/577-9558

[LOGO OF FERGUSON AND COMPANY APPEARS HERE]

Suite 305
860 West Airport Frwy
Hurst, Texas 76054
(817) 577-9558
(817) 577-3054 Fax

                                       October 17, 1997


BOARD OF DIRECTORS
SALIDA BUILDING AND LOAN ASSOCIATION
130 WEST SECOND STREET
SALIDA, COLORADO  81201

DEAR DIRECTORS:


        We have completed and hereby provide, as of October 9, 1997, an updated independent appraisal of the estimated pro forma market value of Salida Building and Loan Association, Salida, Colorado ("SB&LA" or the "Association"), in connection with the conversion of SB&LA from the mutual to stock form of organization ("Conversion"). This appraisal report update is furnished pursuant to an amendment to the Association's Application for Conversion ("Form AC") filed with the Office of Thrift Supervision ("OTS"). The necessity for this update arises from recent changes in overall thrift market values. Our original appraisal report, dated August 8, 1997, is incorporated herein by reference.

         In preparing this appraisal update, we reviewed our original appraisal and the Form AC, including the proxy statement. We considered, among other items, recent developments in stock market conditions and available financial information on SB&LA. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

         Our appraisal update is based on the Association's representation that the information in the application for conversion and additional evidence furnished us by the Association are accurate and complete. We did not independently verify the financial statements and other information furnished by the Association, nor did we independently value its assets and liabilities. The appraisal update considers the Association as a going concern and should not be considered as an indication of its liquidation value.

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Association's pro forma market value. Ferguson & Company ("F&C") is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

BOARD OF DIRECTORS
OCTOBER 17, 1997
PAGE 2

RECENT FINANCIAL PERFORMANCE
-----------------------------

         The Association has a June 30 fiscal year. The Form AC has June 30, 1997, audited financial statements and no unaudited financial statements. Our original appraisal of August 8, 1997, was based on June 30, 1997, financial statements. The Association has preliminary September 30, 1997 financial statements that are currently under review. Accordingly, this appraisal update utilizes the same financial statements that were used in the original appraisal.

         The preliminary financial statements indicate net income of $140,000 for the September 30, 1997 quarter. According to the preliminary financial statements, equity was $6,098,000 at September 30, 1997, a $140,000 increase from $5,958,000 at June 30, 1997, and assets at September 30, 1997, are approximately $80,025,000.

GENERAL
-------

        Since our original appraisal as of August 8, 1997, the overall thrift equity market has shown significant upward movement in value. Exhibit I shows the movement of the SNL Thrift index from December 31, 1996, to October 9, 1997, the date of this update. The table shows that the index increased by 15.3% during the update period. The general level of interest rates has decreased slightly during the update period (see Exhibit II). There have been no Federal Reserve Board adjustments to rates during the update period.

         Exhibit III provides information on thrift conversions completed since March 31, 1997. All of the 11 thrifts have increased in value since conversion. The thrifts have averaged an increase of 67.3%, with a median increase of 63.8%. Individual changes have ranged from an increase of 39.4% to an increase of 100.0%. Short term price increases have occurred as follows: One day--average 48.3%, median 47.5%; one week--average 50.6%, median 53.7%; and one month--average 50.1%, median 41.9%.

         The group of comparative institutions, which is included in Exhibit V, experienced an average increase in per share value of 10.6% and a median increase in value of 10.8% during the update period, with two decreasing in value and ten increasing in value.

         During 1993, it was not unusual for conversion stocks to increase in price by 30% immediately. Recent conversions have experienced more dramatic increases. Of the 11 completed since March 31, 1997, 5 have increased by more than 50% the first day and the smallest first day increase was 25.6%.

VALUATION APPROACH
------------------

         Table VI indicates the pro forma market valuation of SB&LA versus the comparative group and all publicly held thrifts. Pro forma pricing ratios for SB&LA are based on the financial information shown in Exhibit VIII. Pro forma earnings are based on currently available interest rates and pro forma assets and book value information are taken from the June 30, 1997, financial data included in the offering circular.

         At the adjusted $10,000,000 midpoint of the range, SB&LA is valued at 70.3% of pro forma book value, representing a discount of 41.1% from the mean and 40.5% from the median of the comparative

BOARD OF DIRECTORS
OCTOBER 17, 1997
PAGE 3

group. The midpoint price is 14.9 times pro forma earnings, representing a discount of 49.8% from the mean and 30.0% from the median of the compartive group.

     As compared to all publicly held thrifts, at the midpoint of the range, SB&LA's price earnings ratio represents a discount of 26.2% from the mean and 23.2% from the median. SB&LA's value of 70.3% of pro forma book value is well below the mean of 170.8% and median of 156.6% of all publicly held thrifts.

     As compared to thrift conversions completed within the past six months (see Exhibit III), SB&LA's price to pro forma book of 70.3% represents a 0.8% discount from the mean and a discount of 2.2% from the median. And its price earnings ratio of 14.9 represents a 39.4% discount from the mean and a 35.8% discount from the median.

      At the supermaximum, SB&LA's price to pro forma book ratio of 77.7% represents a premium of 9.6% over the mean and 8.1% over the median of conversions completed since March 31, 1997. SB&LA's pro forma price to book of 77.7% exceeds the ratio for the highest PB sale included in the recent conversion list (76.6%).

CONCLUSION
----------

         In our opinion, SB&LA's estimated pro forma market value at October 9, 1997, was $10,000,000, which increased $1,000,000, or 11.1% from our original appraisal as of August 8, 1997. The resulting valuation range is $8,500,000 at the minimum to $11,500,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $13,225,000, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Exhibit VI based on calculations shown in Exhibit VIII.

         During the update period from August 8, 1997, to October 9, 1997, thrift equity markets have shown significant improvement. Interest rates have decreased slightly during the update period. The SNL Thrift Index increased 15.3%, the average value of the comparative group increased 10.6%, and the median value of the comparative group increased 10.8%. Recent conversions have shown very strong receptivity since July 1, 1997. Considering all of the above factors together, we believe the 11.1% increase in the midpoint value is justified.

         Our opinion is based upon circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of SB&LA, could materially affect the assumptions used in preparing this opinion.



                                           Respectfully,
                                           Ferguson & Company


                                           /s/ Robin L. Fussell

                                           Robin L. Fussell
                                           Principal

                               LIST OF EXHIBITS
    EXHIBIT
     NUMBER           Title                                            PAGE
  -----------                                                       ----------
       I              SNL Index                                         1

       II             Selected Interest Rates                           2

      III             Recent Conversions                                3

       IV             Selected Publicly Held Thrifts                    6

       V              Comparative Group Price Changes                   16

       VI             Pro Forma Comparisons                             18

      VII             Comparison of Pricing Ratios                      20

      VIII            Pro Forma Assumptions                             21
                      Pro Forma Effect of Conversion Proceeds           22
                      Pro Forma Analysis Sheet                          26

                                LIST OF EXHIBITS


    EXHIBIT
     NUMBER           Title                                            PAGE
-----------------                                                    ----------

       I              SNL Index                                         1

       II             Selected Interest Rates                           2

       III            Recent Conversions                                3

       IV             Selected Publicly Held Thrifts                    6

       V              Comparative Group Price Changes                   16

       VI             Pro Forma Comparisons                             18

       VII            Comparison of Pricing Ratios                      20

       VIII           Pro Forma Assumptions                             21
                      Pro Forma Effect of Conversion Proceeds           22
                      Pro Forma Analysis Sheet                          26


FERGUSON & COMPANY           EXHIBIT I - SNL INDEX
------------------




                                  % CHANGE SINCE
                               --------------------
                         SNL   PREVIOUS
               DATE    INDEX       DATE    12/31/96     8/8/97
               ----    -----       ----    --------     ------
           12/31/96    483.6
            3/31/97    527.7       9.1%        9.1%
            4/30/97    537.2       1.8%       11.1%
            5/30/97    577.9       7.6%       19.5%
            6/30/97    624.6       8.1%       29.2%
            7/31/97    684.5       9.6%       41.5%
             8/8/97    664.6      -2.9%       37.4%
            8/31/97    664.6       0.0%       37.4%       0.0%
            9/30/97    737.5      11.0%       52.5%      11.0%
            10/9/97    766.2       3.9%       58.4%      15.3%


                                   SNL INDEX


                           [LINE GRAPH APPEARS HERE]


SOURCE: SNL & F&C CALCULATIONS         1

FERGUSON & COMPANY
------------------
                     EXHIBIT II - SELECTED INTEREST RATES


                                                                 8/8/97 vs.
                                                                  10/3/97
                                                              ---------------
                                                                  Increase
                                    10/3/97         8/8/97       (Decrease)
                                   ---------    -----------   ---------------
Federal funds rate                      5.58           5.62             (0.04)

3 month T-bill discount   (1)           4.92           5.15             (0.23)

1 year T-bill discount    (1)           5.17           5.25             (0.08)

5 year treasury rate                    5.97           6.15             (0.18)

10 year treasury rate                   6.09           6.26             (0.17)

Long term treasury rate                 6.38           6.52             (0.14)


(1) Rates presented represent discounts, not yields.

SOURCE: FEDERAL RESERVE BANK
OF ST. LOUIS                             2

FERGUSON & COMPANY          EXHIBIT III - RECENT CONVERSIONS
------------------          (COMPLETED SINCE MARCH 31, 1997)


                                                                                  Conversion          Gross        Offering
                                                                                      Assets       Proceeds           Price
Ticker          Short Name                            State      IPO Date              ($000)         ($000)            ($)
OTFC            Oregon Trail Financial Corp.          OR         10/06/97            204,213         46,949          10.000
SHSB            SHS Bancorp Inc.                      PA         10/01/97             81,688          8,200          10.000
OSFS            Ohio State Financial Services         OH         09/29/97             33,929          6,332          10.000
FSPT            FirstSpartan Financial Corp.          SC         07/09/97            375,526         88,608          20.000
GOSB            GSB Financial Corp.                   NY         07/09/97             96,323         22,483          10.000
FBNW            FirstBank Corp.                       ID         07/02/97            133,194         19,838          10.000
CFBC            Community First Banking Co.           GA         07/01/97            352,532         48,271          20.000
HCBB            HCB Bancshares Inc.                   AR         05/07/97            171,241         26,450          10.000
PSFC            Peoples-Sidney Financial Corp.        OH         04/28/97             86,882         17,854          10.000
HMLK            Hemlock Federal Financial Corp        IL         04/02/97            146,595         20,763          10.000
GSLA            GS Financial Corp.                    LA         04/01/97             86,521         34,385          10.000

Maximum                                                                              375,526         88,608          20.000
Minimum                                                                               33,929          6,332          10.000
Average                                                                              160,786         30,921          11.818
Median                                                                               133,194         22,483          10.000


SOURCE: SNL & F&C CALCULATIONS          3

FERGUSON & COMPANY          EXHIBIT III - RECENT CONVERSIONS
------------------          (COMPLETED SINCE MARCH 31, 1997)


                        CONVERSION PRICING RATIOS
           --------------------------------------------------------
               Price/         Price/            Price/        Price/       Current          Current           Current
            Pro-Forma      Pro-Forma         Pro-Forma      Adjusted         Stock           Price/       Price/ Tang
           Book Value     Tang. Book          Earnings        Assets         Price       Book Value        Book Value
Ticker            (%)            (%)               (x)           (%)           ($)              (%)               (%)
OTFC             76.6           76.6              18.5          18.7        16.375               NA                NA
SHSB             70.7           70.7              13.9           9.1        16.000               NA                NA
OSFS             63.3           63.3              17.0          15.7        15.250               NA                NA
FSPT             73.0           73.0              26.0          19.1        38.375               NA                NA
GOSB             73.4           73.4              23.2          18.9        15.500               NA                NA
FBNW             71.9           71.9              19.2          13.0        17.125               NA                NA
CFBC             72.7           72.7              36.1          12.0        40.000               NA                NA
HCBB             72.0           72.0              29.0          13.4        13.938             97.7             101.5
PSFC             71.2           71.2              11.5          17.0        16.375            113.7             113.7
HMLK             71.6           71.6              37.5          12.4        17.250            118.4             118.4
GSLA             63.8           63.8              38.7          28.4        17.000            103.9             103.9

Maximum          76.6           76.6              38.7          28.4        40.000            118.4             118.4
Minimum          63.3           63.3              11.5           9.1        13.938             97.7             101.5
Average          70.9           70.9              24.6          16.2        20.290            108.4             109.4
Median           71.9           71.9              23.2          15.7        16.375            108.8             108.8


SOURCE: SNL & F&C CALCULATIONS          4

FERGUSON & COMPANY       EXHIBIT III - RECENT CONVERSIONS
------------------       (COMPLETED SINCE MARCH 31, 1997)


                                                                       POST CONVERSION PRICE INCREASE (DECREASE)
                Price One          Price One          Price One    --------------------------------------------------------
                Day After         Week After        Month After         One             One             One             To
               Conversion         Conversion         Conversion         Day            Week           month           Date
Ticker                ($)                ($)                ($)         (%)             (%)             (%)            (%)
OTFC              16.750             16.375                 NA         67.5            63.8             NA            63.8
SHSB              14.750             16.250                 NA         47.5            62.5             NA            60.0
OSFS              15.500             15.370                 NA         55.0            53.7             NA            52.5
FSPT              36.688             37.000             35.625         83.4            85.0           78.1            91.9
GOSB              14.625             14.875             14.375         46.3            48.8           43.8            55.0
FBNW              15.813             15.563             17.750         58.1            55.6           77.5            71.3
CFBC              31.875             33.000             34.000         59.4            65.0           70.0           100.0
HCBB              12.625             12.750             12.875         26.3            27.5           28.8            39.4
PSFC              12.563             12.875             13.250         25.6            28.8           32.5            63.8
HMLK              12.875             12.875             13.000         28.8            28.8           30.0            72.5
GSLA              13.375             13.750             14.000         33.8            37.5           40.0            70.0

Maximum           36.688             37.000             35.625         83.4            85.0           78.1           100.0
Minimum           12.563             12.750             12.875         25.6            27.5           28.8            39.4
Average           17.949             18.244             19.359         48.3            50.6           50.1            67.3
Median            14.750             15.370             14.188         47.5            53.7           41.9            63.8


SOURCE SNL & F&C CALCULATIONS           5

FERGUSON & COMPANY    EXHIBIT IV - SELECTED PUBLICLY HELD THRIFTS
------------------


                                                                                       Deposit
                                                                                       Insurance
                                                                                       Agency
Ticker       Short Name                             City                State Region   (BIF/SAIF)   Exchange
CMSV         Community Savings Bnkshrs(MHC)         North Palm Beach    FL    SE       SAIF         NASDAQ
NTMG         Nutmeg Federal S&LA                    Danbury             CT    NE       SAIF         NASDAQ
CBK          Citizens First Financial Corp.         Bloomington         IL    MW       SAIF         AMSE
PBCT         People's Bank (MHC)                    Bridgeport          CT    NE       BIF          NASDAQ
LFBI         Little Falls Bancorp Inc.              Little Falls        NJ    MA       SAIF         NASDAQ
FSLA         First Savings Bank (MHC)               Woodbridge          NJ    MA       SAIF         NASDAQ
OCN          Ocwen Financial Corp.                  West Palm Beach     FL    SE       SAIF         NYSE
SGVB         SGV Bancorp Inc.                       West Covina         CA    WE       SAIF         NASDAQ
PFFB         PFF Bancorp Inc.                       Pomona              CA    WE       SAIF         NASDAQ
LFED         Leeds Federal Savings Bk (MHC)         Baltimore           MD    MA       SAIF         NASDAQ
NSLB         NS&L Bancorp Inc.                      Neosho              MO    MW       SAIF         NASDAQ
FFED         Fidelity Federal Bancorp               Evansville          IN    MW       SAIF         NASDAQ
ATSB         AmTrust Capital Corp.                  Peru                IN    MW       SAIF         NASDAQ
NBSI         North Bancshares Inc.                  Chicago             IL    MW       SAIF         NASDAQ
SOBI         Sobieski Bancorp Inc.                  South Bend          IN    MW       SAIF         NASDAQ
FBHC         Fort Bend Holding Corp.                Rosenberg           TX    SW       SAIF         NASDAQ
SCCB         S. Carolina Community Bancshrs         Winnsboro           SC    SE       SAIF         NASDAQ
ETFS         East Texas Financial Services          Tyler               TX    SW       SAIF         NASDAQ
ALBC         Albion Banc Corp.                      Albion              NY    MA       SAIF         NASDAQ
IBSF         IBS Financial Corp.                    Cherry Hill         NJ    MA       SAIF         NASDAQ
RELI         Reliance Bancshares Inc.               Milwaukee           WI    MW       SAIF         NASDAQ
HTHR         Hawthorne Financial Corp.              El Segundo          CA    WE       SAIF         NASDAQ
VABF         Virginia Beach Fed. Financial          Virginia Beach      VA    SE       SAIF         NASDAQ
FFDF         FFD Financial Corp.                    Dover               OH    MW       SAIF         NASDAQ
PBHC         Oswego City Savings Bk (MHC)           Oswego              NY    MA       BIF          NASDAQ
INCB         Indiana Community Bank SB              Lebanon             IN    MW       SAIF         NASDAQ
FTSB         Fort Thomas Financial Corp.            Fort Thomas         KY    MW       SAIF         NASDAQ
HBBI         Home Building Bancorp                  Washington          IN    MW       SAIF         NASDAQ
BYFC         Broadway Financial Corp.               Los Angeles         CA    WE       SAIF         NASDAQ
FDEF         First Defiance Financial               Defiance            OH    MW       SAIF         NASDAQ
GSFC         Green Street Financial Corp.           Fayetteville        NC    SE       SAIF         NASDAQ
LISB         Long Island Bancorp Inc.               Melville            NY    MA       SAIF         NASDAQ
PKPS         Poughkeepsie Financial Corp.           Poughkeepsie        NY    MA       SAIF         NASDAQ
QCSB         Queens County Bancorp Inc.             Flushing            NY    MA       BIF          NASDAQ
IFSB         Independence Federal Svgs Bank         Washington          DC    MA       SAIF         NASDAQ
WHGB         WHG Bancshares Corp.                   Lutherville         MD    MA       SAIF         NASDAQ
WAMU         Washington Mutual Inc.                 Seattle             WA    WE       BIF          NASDAQ
ESBK         Elmira Savings Bank (The)              Elmira              NY    MA       BIF          NASDAQ
KFBI         Klamath First Bancorp                  Klamath Falls       OR    WE       SAIF         NASDAQ
MFFC         Milton Federal Financial Corp.         West Milton         OH    MW       SAIF         NASDAQ
EGFC         Eagle Financial Corp.                  Bristol             CT    NE       SAIF         NASDAQ
STSA         Sterling Financial Corp.               Spokane             WA    WE       SAIF         NASDAQ
REDF         RedFed Bancorp Inc.                    Redlands            CA    WE       SAIF         NASDAQ
EFBI         Enterprise Federal Bancorp             West Chester        OH    MW       SAIF         NASDAQ
FBER         1st Bergen Bancorp                     Wood-Ridge          NJ    MA       SAIF         NASDAQ
NHTB         New Hampshire Thrift Bncshrs           New London          NH    NE       SAIF         NASDAQ
FFSX         First Fed SB of Siouxland(MHC)         Sioux City          IA    MW       SAIF         NASDAQ
HFNC         HFNC Financial Corp.                   Charlotte           NC    SE       SAIF         NASDAQ
MBB          MSB Bancorp Inc.                       Goshen              NY    MA       BIF          AMSE
MBB          MSB Bancorp, Inc.                      Goshen              NY    MA       BIF          AMSE
CFCP         Coastal Financial Corp.                Myrtle Beach        SC    SE       SAIF         NASDAQ
TPNZ         Tappan Zee Financial Inc.              Tarrytown           NY    MA       SAIF         NASDAQ
PBKB         People's Bancshares Inc.               New Bedford         MA    NE       BIF          NASDAQ
HARB         Harbor Florida Bancorp (MHC)           Fort Pierce         FL    SE       SAIF         NASDAQ
LVSB         Lakeview Financial                     West Paterson       NJ    MA       SAIF         NASDAQ
CSA          Coast Savings Financial                Los Angeles         CA    WE       SAIF         NYSE
ISBF         ISB Financial Corporation              New Iberia          LA    SW       SAIF         NASDAQ
QCBC         Quaker City Bancorp Inc.               Whittier            CA    WE       SAIF         NASDAQ
OFCP         Ottawa Financial Corp.                 Holland             MI    MW       SAIF         NASDAQ
AMFC         AMB Financial Corp.                    Munster             IN    MW       SAIF         NASDAQ
HHFC         Harvest Home Financial Corp.           Cheviot             OH    MW       SAIF         NASDAQ
PFNC         Progress Financial Corp.               Blue Bell           PA    MA       SAIF         NASDAQ
ABCL         Alliance Bancorp Inc.                  Hinsdale            IL    MW       SAIF         NASDAQ

                                                                                              Current      Current
                                                                                                Stock       Market
                                                                                                Price        Value
Ticker       Short Name                             City                State Region IPO Date     ($)         ($M)
CMSV         Community Savings Bnkshrs(MHC)         North Palm Beach    FL    SE     10/24/94  38.500       195.97
NTMG         Nutmeg Federal S&LA                    Danbury             CT    NE           NA  11.750         8.68
CBK          Citizens First Financial Corp.         Bloomington         IL    MW     05/01/96  18.625        48.32
PBCT         People's Bank (MHC)                    Bridgeport          CT    NE     07/06/88  35.500     2,167.42
LFBI         Little Falls Bancorp Inc.              Little Falls        NJ    MA     01/05/96  18.188        47.43
FSLA         First Savings Bank (MHC)               Woodbridge          NJ    MA     07/10/92  42.000       305.72
OCN          Ocwen Financial Corp.                  West Palm Beach     FL    SE           NA  54.625     1,463.92
SGVB         SGV Bancorp Inc.                       West Covina         CA    WE     06/29/95  19.000        44.50
PFFB         PFF Bancorp Inc.                       Pomona              CA    WE     03/29/96  20.875       373.73
LFED         Leeds Federal Savings Bk (MHC)         Baltimore           MD    MA     05/02/94  31.000       107.10
NSLB         NS&L Bancorp Inc.                      Neosho              MO    MW     06/08/95  19.500        13.80
FFED         Fidelity Federal Bancorp               Evansville          IN    MW     08/31/87   8.750        21.76
ATSB         AmTrust Capital Corp.                  Peru                IN    MW     03/28/95  13.875         7.30
NBSI         North Bancshares Inc.                  Chicago             IL    MW     12/21/93  24.125        23.71
SOBI         Sobieski Bancorp Inc.                  South Bend          IN    MW     03/31/95  19.250        14.62
FBHC         Fort Bend Holding Corp.                Rosenberg           TX    SW     06/30/93  23.000        38.05
SCCB         S. Carolina Community Bancshrs         Winnsboro           SC    SE     07/07/94  24.500        17.14
ETFS         East Texas Financial Services          Tyler               TX    SW     01/10/95  21.375        21.92
ALBC         Albion Banc Corp.                      Albion              NY    MA     07/26/93  29.250         7.31
IBSF         IBS Financial Corp.                    Cherry Hill         NJ    MA     10/13/94  17.688       194.82
RELI         Reliance Bancshares Inc.               Milwaukee           WI    MW     04/19/96   8.375        21.18
HTHR         Hawthorne Financial Corp.              El Segundo          CA    WE           NA  20.000        60.69
VABF         Virginia Beach Fed. Financial          Virginia Beach      VA    SE     11/01/80  17.000        84.60
FFDF         FFD Financial Corp.                    Dover               OH    MW     04/03/96  17.875        25.82
PBHC         Oswego City Savings Bk (MHC)           Oswego              NY    MA     11/16/95  24.250        46.48
INCB         Indiana Community Bank SB              Lebanon             IN    MW     12/15/94  15.000        13.83
FTSB         Fort Thomas Financial Corp.            Fort Thomas         KY    MW     06/28/95  14.375        20.39
HBBI         Home Building Bancorp                  Washington          IN    MW     02/08/95  23.250         7.25
BYFC         Broadway Financial Corp.               Los Angeles         CA    WE     01/09/96  11.750         9.81
FDEF         First Defiance Financial               Defiance            OH    MW     10/02/95  16.000       143.31
GSFC         Green Street Financial Corp.           Fayetteville        NC    SE     04/04/96  20.250        87.04
LISB         Long Island Bancorp Inc.               Melville            NY    MA     04/18/94  46.938     1,125.02
PKPS         Poughkeepsie Financial Corp.           Poughkeepsie        NY    MA     11/19/85   9.938       125.17
QCSB         Queens County Bancorp Inc.             Flushing            NY    MA     11/23/93  37.500       571.22
IFSB         Independence Federal Svgs Bank         Washington          DC    MA     06/06/85  15.000        19.22
WHGB         WHG Bancshares Corp.                   Lutherville         MD    MA     04/01/96  15.750        23.03
WAMU         Washington Mutual Inc.                 Seattle             WA    WE     03/11/83  69.313    17,467.79
ESBK         Elmira Savings Bank (The)              Elmira              NY    MA     03/01/85  30.000        21.19
KFBI         Klamath First Bancorp                  Klamath Falls       OR    WE     10/05/95  22.875       229.17
MFFC         Milton Federal Financial Corp.         West Milton         OH    MW     10/07/94  15.000        34.57
EGFC         Eagle Financial Corp.                  Bristol             CT    NE     02/03/87  40.250       253.29
STSA         Sterling Financial Corp.               Spokane             WA    WE           NA  21.875       121.77
REDF         RedFed Bancorp Inc.                    Redlands            CA    WE     04/08/94  19.500       139.90
EFBI         Enterprise Federal Bancorp             West Chester        OH    MW     10/17/94  26.500        52.60
FBER         1st Bergen Bancorp                     Wood-Ridge          NJ    MA     04/01/96  17.875        53.63
NHTB         New Hampshire Thrift Bncshrs           New London          NH    NE     05/22/86  21.500        44.39
FFSX         First Fed SB of Siouxland(MHC)         Sioux City          IA    MW     07/13/92  30.500        86.39
HFNC         HFNC Financial Corp.                   Charlotte           NC    SE     12/29/95  16.125       277.23
MBB          MSB Bancorp Inc.                       Goshen              NY    MA     09/03/92  27.250        77.50
MBB          MSB Bancorp, Inc.                      Goshen              NY    MA           NA  27.250        77.50
CFCP         Coastal Financial Corp.                Myrtle Beach        SC    SE     09/26/90  24.250       112.54
TPNZ         Tappan Zee Financial Inc.              Tarrytown           NY    MA     10/05/95  20.750        31.06
PBKB         People's Bancshares Inc.               New Bedford         MA    NE     10/30/86  19.875        64.55
HARB         Harbor Florida Bancorp (MHC)           Fort Pierce         FL    SE     01/06/94  65.000       323.07
LVSB         Lakeview Financial                     West Paterson       NJ    MA     12/22/93  43.250        98.07
CSA          Coast Savings Financial                Los Angeles         CA    WE     12/23/85  58.688     1,093.43
ISBF         ISB Financial Corporation              New Iberia          LA    SW     04/07/95  27.500       189.77
QCBC         Quaker City Bancorp Inc.               Whittier            CA    WE     12/30/93  24.375       114.64
OFCP         Ottawa Financial Corp.                 Holland             MI    MW     08/19/94  28.000       151.33
AMFC         AMB Financial Corp.                    Munster             IN    MW     04/01/96  16.375        15.78
HHFC         Harvest Home Financial Corp.           Cheviot             OH    MW     10/10/94  12.750        11.66
PFNC         Progress Financial Corp.               Blue Bell           PA    MA     07/18/83  14.875        59.13
ABCL         Alliance Bancorp Inc.                  Hinsdale            IL    MW     07/07/92  28.375       227.54


                                                                                          Price/    Current    Current
                                                                                             LTM     Price/   Price/ T
                                                                                        Core EPS     Book V     Book V
Ticker       Short Name                             City                State Region         (x)        (%)        (%)
CMSV         Community Savings Bnkshrs(MHC)         North Palm Beach    FL    SE            34.7      241.4      241.4
NTMG         Nutmeg Federal S&LA                    Danbury             CT    NE            34.6      152.2      152.2
CBK          Citizens First Financial Corp.         Bloomington         IL    MW            34.5      115.4      115.4
PBCT         People's Bank (MHC)                    Bridgeport          CT    NE            34.5      324.8      325.1
LFBI         Little Falls Bancorp Inc.              Little Falls        NJ    MA            34.3      125.4      135.7
FSLA         First Savings Bank (MHC)               Woodbridge          NJ    MA            34.2      313.7      351.8
OCN          Ocwen Financial Corp.                  West Palm Beach     FL    SE            34.1      600.3      628.6
SGVB         SGV Bancorp Inc.                       West Covina         CA    WE            33.3      148.8      151.3
PFFB         PFF Bancorp Inc.                       Pomona              CA    WE            33.1      143.9      145.4
LFED         Leeds Federal Savings Bk (MHC)         Baltimore           MD    MA            32.6      229.1      229.1
NSLB         NS&L Bancorp Inc.                      Neosho              MO    MW            32.5      118.1      118.1
FFED         Fidelity Federal Bancorp               Evansville          IN    MW            32.4      168.3      168.3
ATSB         AmTrust Capital Corp.                  Peru                IN    MW            32.3       97.9       98.8
NBSI         North Bancshares Inc.                  Chicago             IL    MW            31.3      142.3      142.3
SOBI         Sobieski Bancorp Inc.                  South Bend          IN    MW            31.1      111.7      111.7
FBHC         Fort Bend Holding Corp.                Rosenberg           TX    SW            30.7      197.9      212.6
SCCB         S. Carolina Community Bancshrs         Winnsboro           SC    SE            30.6      143.3      143.3
ETFS         East Texas Financial Services          Tyler               TX    SW            30.5      107.0      107.0
ALBC         Albion Banc Corp.                      Albion              NY    MA            30.2      122.1      122.1
IBSF         IBS Financial Corp.                    Cherry Hill         NJ    MA            30.0      152.6      152.6
RELI         Reliance Bancshares Inc.               Milwaukee           WI    MW            29.9       92.2       92.2
HTHR         Hawthorne Financial Corp.              El Segundo          CA    WE            29.9      153.0      153.0
VABF         Virginia Beach Fed. Financial          Virginia Beach      VA    SE            29.8      200.0      200.0
FFDF         FFD Financial Corp.                    Dover               OH    MW            29.3      121.0      121.0
PBHC         Oswego City Savings Bk (MHC)           Oswego              NY    MA            29.2      207.6      249.5
INCB         Indiana Community Bank SB              Lebanon             IN    MW            28.9      121.3      121.3
FTSB         Fort Thomas Financial Corp.            Fort Thomas         KY    MW            28.8      138.2      138.2
HBBI         Home Building Bancorp                  Washington          IN    MW            28.7      115.3      115.3
BYFC         Broadway Financial Corp.               Los Angeles         CA    WE            28.7       80.2       80.2
FDEF         First Defiance Financial               Defiance            OH    MW            28.6      127.3      127.3
GSFC         Green Street Financial Corp.           Fayetteville        NC    SE            28.1      137.5      137.5
LISB         Long Island Bancorp Inc.               Melville            NY    MA            27.8      211.7      213.8
PKPS         Poughkeepsie Financial Corp.           Poughkeepsie        NY    MA            27.6      169.9      169.9
QCSB         Queens County Bancorp Inc.             Flushing            NY    MA            27.6      283.7      283.7
IFSB         Independence Federal Svgs Bank         Washington          DC    MA            27.3      108.0      122.2
WHGB         WHG Bancshares Corp.                   Lutherville         MD    MA            27.2      111.2      111.2
WAMU         Washington Mutual Inc.                 Seattle             WA    WE            27.1      336.5      354.5
ESBK         Elmira Savings Bank (The)              Elmira              NY    MA            27.0      144.8      151.0
KFBI         Klamath First Bancorp                  Klamath Falls       OR    WE            26.9      146.9      146.9
MFFC         Milton Federal Financial Corp.         West Milton         OH    MW            26.8      122.4      122.4
EGFC         Eagle Financial Corp.                  Bristol             CT    NE            26.7      182.8      234.2
STSA         Sterling Financial Corp.               Spokane             WA    WE            26.4      179.8      206.2
REDF         RedFed Bancorp Inc.                    Redlands            CA    WE            26.4      181.4      182.1
EFBI         Enterprise Federal Bancorp             West Chester        OH    MW            26.0      164.8      164.9
FBER         1st Bergen Bancorp                     Wood-Ridge          NJ    MA            25.9      132.7      132.7
NHTB         New Hampshire Thrift Bncshrs           New London          NH    NE            25.9      182.5      214.4
FFSX         First Fed SB of Siouxland(MHC)         Sioux City          IA    MW            25.6      222.0      223.9
HFNC         HFNC Financial Corp.                   Charlotte           NC    SE            25.6      172.1      172.1
MBB          MSB Bancorp Inc.                       Goshen              NY    MA            25.5      128.8      262.5
MBB          MSB Bancorp, Inc.                      Goshen              NY    MA            25.5      128.8      262.5
CFCP         Coastal Financial Corp.                Myrtle Beach        SC    SE            25.0      362.5      362.5
TPNZ         Tappan Zee Financial Inc.              Tarrytown           NY    MA            25.0      147.1      147.1
PBKB         People's Bancshares Inc.               New Bedford         MA    NE            24.8      213.5      221.8
HARB         Harbor Florida Bancorp (MHC)           Fort Pierce         FL    SE            24.7      344.8      356.6
LVSB         Lakeview Financial                     West Paterson       NJ    MA            24.7      217.2      271.7
CSA          Coast Savings Financial                Los Angeles         CA    WE            24.7      243.9      247.1
ISBF         ISB Financial Corporation              New Iberia          LA    SW            24.6      156.2      183.6
QCBC         Quaker City Bancorp Inc.               Whittier            CA    WE            24.4      163.2      163.3
OFCP         Ottawa Financial Corp.                 Holland             MI    MW            24.4      201.2      250.7
AMFC         AMB Financial Corp.                    Munster             IN    MW            24.1      112.0      112.0
HHFC         Harvest Home Financial Corp.           Cheviot             OH    MW            24.1      112.7      112.7
PFNC         Progress Financial Corp.               Blue Bell           PA    MA            24.0      268.0      303.6
ABCL         Alliance Bancorp Inc.                  Hinsdale            IL    MW            23.8      181.9      184.3

SOURCE: SNL & F&C CALCULATIONS         6

FERGUSON & COMPANY      EXHIBIT IV - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                       Deposit                        Current
                                                                                       Insurance                        Stock
                                                                                       Agency                           Price
Ticker       Short Name                             City                State Region   (BIF/SAIF)   Exchange IPO Date      ($)
FFIC         Flushing Financial Corp.               Flushing            NY    MA       BIF          NASDAQ   11/21/95   23.000
HRBF         Harbor Federal Bancorp Inc.            Baltimore           MD    MA       SAIF         NASDAQ   08/12/94   22.000
FCBF         FCB Financial Corp.                    Oshkosh             WI    MW       SAIF         NASDAQ   09/24/93   28.125
FFLC         FFLC Bancorp Inc.                      Leesburg            FL    SE       SAIF         NASDAQ   01/04/94   33.500
HMCI         HomeCorp Inc.                          Rockford            IL    MW       SAIF         NASDAQ   06/22/90   18.625
GSB          Golden State Bancorp Inc.              Glendale            CA    WE       SAIF         NYSE     10/01/83   33.938
NBN          Northeast Bancorp                      Auburn              ME    NE       BIF          AMSE     08/19/87   20.750
BKUNA        BankUnited Financial Corp.             Coral Gables        FL    SE       SAIF         NASDAQ   12/11/85   13.250
DIME         Dime Community Bancorp Inc.            Brooklyn            NY    MA       BIF          NASDAQ   06/26/96   22.625
FGHC         First Georgia Holding Inc.             Brunswick           GA    SE       SAIF         NASDAQ   02/11/87    8.500
PEEK         Peekskill Financial Corp.              Peekskill           NY    MA       SAIF         NASDAQ   12/29/95   17.000
GUPB         GFSB Bancorp Inc.                      Gallup              NM    SW       SAIF         NASDAQ   06/30/95   21.875
CFTP         Community Federal Bancorp              Tupelo              MS    SE       SAIF         NASDAQ   03/26/96   17.313
HBNK         Highland Federal Bank FSB              Burbank             CA    WE       SAIF         NASDAQ   NA         31.500
BANC         BankAtlantic Bancorp Inc.              Fort Lauderdale     FL    SE       SAIF         NASDAQ   11/29/83   15.375
CMSB         Commonwealth Bancorp Inc.              Norristown          PA    MA       SAIF         NASDAQ   06/17/96   18.750
BFD          BostonFed Bancorp Inc.                 Burlington          MA    NE       SAIF         AMSE     10/24/95   21.875
THRD         TF Financial Corporation               Newtown             PA    MA       SAIF         NASDAQ   07/13/94   25.438
AADV         Advantage Bancorp Inc.                 Kenosha             WI    MW       SAIF         NASDAQ   03/23/92   58.000
NMSB         NewMil Bancorp Inc.                    New Milford         CT    NE       BIF          NASDAQ   02/01/86   13.000
PFSL         Pocahontas FS&LA (MHC)                 Pocahontas          AR    SE       SAIF         NASDAQ   04/05/94   34.875
ASBP         ASB Financial Corp.                    Portsmouth          OH    MW       SAIF         NASDAQ   05/11/95   13.375
PRBC         Prestige Bancorp Inc.                  Pleasant Hills      PA    MA       SAIF         NASDAQ   06/27/96   19.250
LXMO         Lexington B&L Financial Corp.          Lexington           MO    MW       SAIF         NASDAQ   06/06/96   16.750
INBI         Industrial Bancorp Inc.                Bellevue            OH    MW       SAIF         NASDAQ   08/01/95   17.813
MFBC         MFB Corp.                              Mishawaka           IN    MW       SAIF         NASDAQ   03/25/94   23.750
FFBI         First Financial Bancorp Inc.           Belvidere           IL    MW       SAIF         NASDAQ   10/04/93   19.500
FWWB         First SB of Washington Bancorp         Walla Walla         WA    WE       SAIF         NASDAQ   11/01/95   25.125
CASB         Cascade Financial Corp.                Everett             WA    WE       SAIF         NASDAQ   09/16/92   13.750
CLAS         Classic Bancshares Inc.                Ashland             KY    MW       SAIF         NASDAQ   12/29/95   15.938
FFFC         FFVA Financial Corp.                   Lynchburg           VA    SE       SAIF         NASDAQ   10/12/94   32.750
BDJI         First Federal Bancorporation           Bemidji             MN    MW       SAIF         NASDAQ   04/04/95   23.750
HFFB         Harrodsburg First Fin Bancorp          Harrodsburg         KY    MW       SAIF         NASDAQ   10/04/95   16.250
CNIT         CENIT Bancorp Inc.                     Norfolk             VA    SE       SAIF         NASDAQ   08/06/92   66.250
CRZY         Crazy Woman Creek Bancorp              Buffalo             WY    WE       SAIF         NASDAQ   03/29/96   15.125
SPBC         St. Paul Bancorp Inc.                  Chicago             IL    MW       SAIF         NASDAQ   05/18/87   28.375
TWIN         Twin City Bancorp                      Bristol             TN    SE       SAIF         NASDAQ   01/04/95   13.750
MWFD         Midwest Federal Financial              Baraboo             WI    MW       SAIF         NASDAQ   07/08/92   26.500
PHFC         Pittsburgh Home Financial Corp         Pittsburgh          PA    MA       SAIF         NASDAQ   04/01/96   19.625
GAF          GA Financial Inc.                      Pittsburgh          PA    MA       SAIF         AMSE     03/26/96   18.938
MIVI         Mississippi View Holding Co.           Little Falls        MN    MW       SAIF         NASDAQ   03/24/95   18.500
ASBI         Ameriana Bancorp                       New Castle          IN    MW       SAIF         NASDAQ   03/02/87   21.625
HMNF         HMN Financial Inc.                     Spring Valley       MN    MW       SAIF         NASDAQ   06/30/94   25.000
AHM          Ahmanson & Company (H.F.)              Irwindale           CA    WE       SAIF         NYSE     10/25/72   59.313
PERM         Permanent Bancorp Inc.                 Evansville          IN    MW       SAIF         NASDAQ   04/04/94   24.875
WSTR         WesterFed Financial Corp.              Missoula            MT    WE       SAIF         NASDAQ   01/10/94   25.500
SSM          Stone Street Bancorp Inc.              Mocksville          NC    SE       SAIF         AMSE     04/01/96   21.063
LONF         London Financial Corporation           London              OH    MW       SAIF         NASDAQ   04/01/96   16.000
HFSA         Hardin Bancorp Inc.                    Hardin              MO    MW       SAIF         NASDAQ   09/29/95   18.063
HBFW         Home Bancorp                           Fort Wayne          IN    MW       SAIF         NASDAQ   03/30/95   24.250
STFR         St. Francis Capital Corp.              Milwaukee           WI    MW       SAIF         NASDAQ   06/21/93   40.000
WYNE         Wayne Bancorp Inc.                     Wayne               NJ    MA       SAIF         NASDAQ   06/27/96   23.000
IPSW         Ipswich Savings Bank                   Ipswich             MA    NE       BIF          NASDAQ   05/26/93   13.250
LARK         Landmark Bancshares Inc.               Dodge City          KS    MW       SAIF         NASDAQ   03/28/94   26.500
CATB         Catskill Financial Corp.               Catskill            NY    MA       BIF          NASDAQ   04/18/96   16.750
CTZN         CitFed Bancorp Inc.                    Dayton              OH    MW       SAIF         NASDAQ   01/23/92   54.250
YFED         York Financial Corp.                   York                PA    MA       SAIF         NASDAQ   02/01/84   26.000
FFSL         First Independence Corp.               Independence        KS    MW       SAIF         NASDAQ   10/08/93   14.625
CKFB         CKF Bancorp Inc.                       Danville            KY    MW       SAIF         NASDAQ   01/04/95   18.500
MSBF         MSB Financial Inc.                     Marshall            MI    MW       SAIF         NASDAQ   02/06/95   17.000
SFED         SFS Bancorp Inc.                       Schenectady         NY    MA       SAIF         NASDAQ   06/30/95   22.531
FMSB         First Mutual Savings Bank              Bellevue            WA    WE       BIF          NASDAQ   12/17/85   29.000
GPT          GreenPoint Financial Corp.             New York            NY    MA       BIF          NYSE     01/28/94   65.250


                                                                                      Current     Price/    Current    Current
                                                                                       Market        LTM     Price/   Price/ T
                                                                                        Value   Core EPS     Book V     Book V
Ticker  Short Name                         City                State Region              ($M)        (x)        (%)        (%)
FFIC    Flushing Financial Corp.           Flushing            NY    MA                183.51       23.7      137.9      137.9
HRBF    Harbor Federal Bancorp Inc.        Baltimore           MD    MA                 37.26       23.7      133.5      133.5
FCBF    FCB Financial Corp.                Oshkosh             WI    MW                114.56       23.6      149.6      149.6
FFLC    FFLC Bancorp Inc.                  Leesburg            FL    SE                 77.08       23.6      146.4      146.4
HMCI    HomeCorp Inc.                      Rockford            IL    MW                 31.53       23.6      145.4      145.4
GSB     Golden State Bancorp Inc.          Glendale            CA    WE              1,708.73       23.4      217.1      244.3
NBN     Northeast Bancorp                  Auburn              ME    NE                 26.83       23.3      147.8      168.7
BKUNA   BankUnited Financial Corp.         Coral Gables        FL    SE                117.52       23.3      174.6      215.5
DIME    Dime Community Bancorp Inc.        Brooklyn            NY    MA                296.22       23.1      155.2      180.1
FGHC    First Georgia Holding Inc.         Brunswick           GA    SE                 25.94       23.0      201.9      220.2
PEEK    Peekskill Financial Corp.          Peekskill           NY    MA                 54.28       23.0      115.6      115.6
GUPB    GFSB Bancorp Inc.                  Gallup              NM    SW                 17.52       22.8      125.7      125.7
CFTP    Community Federal Bancorp          Tupelo              MS    SE                 80.14       22.8      124.0      124.0
HBNK    Highland Federal Bank FSB          Burbank             CA    WE                 72.45       22.7      192.2      192.2
BANC    BankAtlantic Bancorp Inc.          Fort Lauderdale     FL    SE                342.58       22.6      225.1      274.1
CMSB    Commonwealth Bancorp Inc.          Norristown          PA    MA                304.55       22.6      145.5      186.0
BFD     BostonFed Bancorp Inc.             Burlington          MA    NE                123.59       22.6      142.3      147.2
THRD    TF Financial Corporation           Newtown             PA    MA                103.87       22.5      134.9      153.8
AADV    Advantage Bancorp Inc.             Kenosha             WI    MW                187.56       22.5      199.7      213.6
NMSB    NewMil Bancorp Inc.                New Milford         CT    NE                 49.84       22.4      157.2      157.2
PFSL    Pocahontas FS&LA (MHC)             Pocahontas          AR    SE                 56.93       22.4      236.3      236.3
ASBP    ASB Financial Corp.                Portsmouth          OH    MW                 23.02       22.3      130.1      130.1
PRBC    Prestige Bancorp Inc.              Pleasant Hills      PA    MA                 17.61       22.1      116.6      116.6
LXMO    Lexington B&L Financial Corp.      Lexington           MO    MW                 19.07       22.0      113.7      113.7
INBI    Industrial Bancorp Inc.            Bellevue            OH    MW                 94.00       22.0      153.2      153.2
MFBC    MFB Corp.                          Mishawaka           IN    MW                 40.14       22.0      118.5      118.5
FFBI    First Financial Bancorp Inc.       Belvidere           IL    MW                  8.10       21.9      110.7      110.7
FWWB    First SB of Washington Bancorp     Walla Walla         WA    WE                263.59       21.9      160.2      173.5
CASB    Cascade Financial Corp.            Everett             WA    WE                 46.56       21.8      156.6      156.6
CLAS    Classic Bancshares Inc.            Ashland             KY    MW                 20.80       21.8      107.2      126.8
FFFC    FFVA Financial Corp.               Lynchburg           VA    SE                148.05       21.8      188.1      192.2
BDJI    First Federal Bancorporation       Bemidji             MN    MW                 16.21       21.8      134.9      134.9
HFFB    Harrodsburg First Fin Bancorp      Harrodsburg         KY    MW                 32.90       21.7      103.6      103.6
CNIT    CENIT Bancorp Inc.                 Norfolk             VA    SE                109.52       21.7      212.9      231.8
CRZY    Crazy Woman Creek Bancorp          Buffalo             WY    WE                 14.44       21.6      103.0      103.0
SPBC    St. Paul Bancorp Inc.              Chicago             IL    MW                967.46       21.5      243.1      243.8
TWIN    Twin City Bancorp                  Bristol             TN    SE                 17.60       21.5      127.6      127.6
MWFD    Midwest Federal Financial          Baraboo             WI    MW                 43.13       21.4      236.4      245.1
PHFC    Pittsburgh Home Financial Corp     Pittsburgh          PA    MA                 38.65       21.3      138.1      139.7
GAF     GA Financial Inc.                  Pittsburgh          PA    MA                151.22       21.3      132.9      134.3
MIVI    Mississippi View Holding Co.       Little Falls        MN    MW                 15.15       21.3      115.0      115.0
ASBI    Ameriana Bancorp                   New Castle          IN    MW                 69.85       21.2      160.3      160.4
HMNF    HMN Financial Inc.                 Spring Valley       MN    MW                105.30       21.2      128.7      128.7
AHM     Ahmanson & Company (H.F.)          Irwindale           CA    WE              5,773.28       21.1      291.5      342.1
PERM    Permanent Bancorp Inc.             Evansville          IN    MW                 52.25       21.1      126.0      127.9
WSTR    WesterFed Financial Corp.          Missoula            MT    WE                142.22       21.1      136.1      170.1
SSM     Stone Street Bancorp Inc.          Mocksville          NC    SE                 39.98       20.9      130.6      130.6
LONF    London Financial Corporation       London              OH    MW                  8.16       20.8      109.6      109.6
HFSA    Hardin Bancorp Inc.                Hardin              MO    MW                 15.52       20.8      115.2      115.2
HBFW    Home Bancorp                       Fort Wayne          IN    MW                 61.23       20.7      137.6      137.6
STFR    St. Francis Capital Corp.          Milwaukee           WI    MW                212.12       20.7      165.4      187.2
WYNE    Wayne Bancorp Inc.                 Wayne               NJ    MA                 46.32       20.7      139.9      139.9
IPSW    Ipswich Savings Bank               Ipswich             MA    NE                 31.48       20.7      290.6      290.6
LARK    Landmark Bancshares Inc.           Dodge City          KS    MW                 45.33       20.7      144.1      144.1
CATB    Catskill Financial Corp.           Catskill            NY    MA                 82.05       20.7      111.1      111.1
CTZN    CitFed Bancorp Inc.                Dayton              OH    MW                468.64       20.6      237.6      263.9
YFED    York Financial Corp.               York                PA    MA                182.22       20.6      182.1      182.1
FFSL    First Independence Corp.           Independence        KS    MW                 14.51       20.6      126.1      126.1
CKFB    CKF Bancorp Inc.                   Danville            KY    MW                 17.58       20.6      109.0      109.0
MSBF    MSB Financial Inc.                 Marshall            MI    MW                 20.97       20.5      167.2      167.2
SFED    SFS Bancorp Inc.                   Schenectady         NY    MA                 27.74       20.5      129.2      129.2
FMSB    First Mutual Savings Bank          Bellevue            WA    WE                 78.36       20.0      265.8      265.8
GPT     GreenPoint Financial Corp.         New York            NY    MA              2,826.17       20.0      190.4      338.6

SOURCE: SNL & F&C CALCULATIONS         7

FERGUSON & COMPANY      EXHIBIT IV - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                       Deposit                             Current
                                                                                       Insurance                             Stock
                                                                                       Agency                                Price
Ticker       Short Name                             City                State Region   (BIF/SAIF)   Exchange   IPO Date        ($)
FFBS         FFBS BanCorp Inc.                      Columbus            MS    SE       SAIF         NASDAQ     07/01/93     24.500
SOPN         First Savings Bancorp Inc.             Southern Pines      NC    SE       SAIF         NASDAQ     01/06/94     23.250
TRIC         Tri-County Bancorp Inc.                Torrington          WY    WE       SAIF         NASDAQ     09/30/93     27.375
HZFS         Horizon Financial Svcs Corp.           Oskaloosa           IA    MW       SAIF         NASDAQ     06/30/94     20.750
SOSA         Somerset Savings Bank                  Somerville          MA    NE       BIF          NASDAQ     07/09/86      4.938
MBLF         MBLA Financial Corp.                   Macon               MO    MW       SAIF         NASDAQ     06/24/93     26.250
ASFC         Astoria Financial Corp.                Lake Success        NY    MA       SAIF         NASDAQ     11/18/93     55.813
SFSB         SuburbFed Financial Corp.              Flossmoor           IL    MW       SAIF         NASDAQ     03/04/92     33.250
TSH          Teche Holding Co.                      Franklin            LA    SW       SAIF         AMSE       04/19/95     22.625
FFHH         FSF Financial Corp.                    Hutchinson          MN    MW       SAIF         NASDAQ     10/07/94     19.625
UBMT         United Financial Corp.                 Great Falls         MT    WE       SAIF         NASDAQ     09/23/86     23.750
THR          Three Rivers Financial Corp.           Three Rivers        MI    MW       SAIF         AMSE       08/24/95     18.625
YFCB         Yonkers Financial Corporation          Yonkers             NY    MA       SAIF         NASDAQ     04/18/96     20.125
HFGI         Harrington Financial Group             Richmond            IN    MW       SAIF         NASDAQ           NA     13.250
FBCI         Fidelity Bancorp Inc.                  Chicago             IL    MW       SAIF         NASDAQ     12/15/93     25.500
WBST         Webster Financial Corp.                Waterbury           CT    NE       SAIF         NASDAQ     12/12/86     61.250
WSB          Washington Savings Bank, FSB           Waldorf             MD    MA       SAIF         AMSE             NA      7.938
FFWD         Wood Bancorp Inc.                      Bowling Green       OH    MW       SAIF         NASDAQ     08/31/93     17.000
FFOH         Fidelity Financial of Ohio             Cincinnati          OH    MW       SAIF         NASDAQ     03/04/96     16.000
CBSB         Charter Financial Inc.                 Sparta              IL    MW       SAIF         NASDAQ     12/29/95     20.375
FFBA         First Colorado Bancorp Inc.            Lakewood            CO    SW       SAIF         NASDAQ     01/02/96     20.500
JSBA         Jefferson Savings Bancorp              Ballwin             MO    MW       SAIF         NASDAQ     04/08/93     41.000
JSB          JSB Financial Inc.                     Lynbrook            NY    MA       BIF          NYSE       06/27/90     48.313
FFHS         First Franklin Corporation             Cincinnati          OH    MW       SAIF         NASDAQ     01/26/88     22.500
EBSI         Eagle Bancshares                       Tucker              GA    SE       SAIF         NASDAQ     04/01/86     19.625
CMRN         Cameron Financial Corp                 Cameron             MO    MW       SAIF         NASDAQ     04/03/95     19.000
LIFB         Life Bancorp Inc.                      Norfolk             VA    SE       SAIF         NASDAQ     10/11/94     25.000
ROSE         TR Financial Corp.                     Garden City         NY    MA       BIF          NASDAQ     06/29/93     31.250
BVCC         Bay View Capital Corp.                 San Mateo           CA    WE       SAIF         NASDAQ     05/09/86     28.188
FFBH         First Federal Bancshares of AR         Harrison            AR    SE       SAIF         NASDAQ     05/03/96     21.500
LSBI         LSB Financial Corp.                    Lafayette           IN    MW       BIF          NASDAQ     02/03/95     26.750
AFCB         Affiliated Community Bancorp           Waltham             MA    NE       SAIF         NASDAQ     10/19/95     32.125
FOBC         Fed One Bancorp                        Wheeling            WV    SE       SAIF         NASDAQ     01/19/95     25.875
SMBC         Southern Missouri Bancorp Inc.         Poplar Bluff        MO    MW       SAIF         NASDAQ     04/13/94     18.000
CFSB         CFSB Bancorp Inc.                      Lansing             MI    MW       SAIF         NASDAQ     06/22/90     29.750
PWBC         PennFirst Bancorp Inc.                 Ellwood City        PA    MA       SAIF         NASDAQ     06/13/90     19.000
RELY         Reliance Bancorp Inc.                  Garden City         NY    MA       SAIF         NASDAQ     03/31/94     33.250
RARB         Raritan Bancorp Inc.                   Raritan             NJ    MA       BIF          NASDAQ     03/01/87     28.000
SFFC         StateFed Financial Corporation         Des Moines          IA    MW       SAIF         NASDAQ     01/05/94     26.875
CVAL         Chester Valley Bancorp Inc.            Downingtown         PA    MA       SAIF         NASDAQ     03/27/87     23.250
ABBK         Abington Bancorp Inc.                  Abington            MA    NE       BIF          NASDAQ     06/10/86     33.000
NYB          New York Bancorp Inc.                  Douglaston          NY    MA       SAIF         NYSE       01/28/88     35.375
OHSL         OHSL Financial Corp.                   Cincinnati          OH    MW       SAIF         NASDAQ     02/10/93     27.250
KYF          Kentucky First Bancorp Inc.            Cynthiana           KY    MW       SAIF         AMSE       08/29/95     14.250
FFCH         First Financial Holdings Inc.          Charleston          SC    SE       SAIF         NASDAQ     11/10/83     37.750
DSL          Downey Financial Corp.                 Newport Beach       CA    WE       SAIF         NYSE       01/01/83     25.688
WCBI         Westco Bancorp                         Westchester         IL    MW       SAIF         NASDAQ     06/26/92     28.750
FED          FirstFed Financial Corp.               Santa Monica        CA    WE       SAIF         NYSE       12/16/83     36.688
SFSL         Security First Corp.                   Mayfield Heights    OH    MW       SAIF         NASDAQ     01/22/88     18.750
MASB         MASSBANK Corp.                         Reading             MA    NE       BIF          NASDAQ     05/28/86     45.500
HBS          Haywood Bancshares Inc.                Waynesville         NC    SE       BIF          AMSE       12/18/87     22.375
GFCO         Glenway Financial Corp.                Cincinnati          OH    MW       SAIF         NASDAQ     11/30/90     31.625
PBCI         Pamrapo Bancorp Inc.                   Bayonne             NJ    MA       SAIF         NASDAQ     11/14/89     26.000
FTFC         First Federal Capital Corp.            La Crosse           WI    MW       SAIF         NASDAQ     11/02/89     28.000
FFBZ         First Federal Bancorp Inc.             Zanesville          OH    MW       SAIF         NASDAQ     07/13/92     18.750
BKCT         Bancorp Connecticut Inc.               Southington         CT    NE       BIF          NASDAQ     07/03/86     32.875
DME          Dime Bancorp Inc.                      New York            NY    MA       BIF          NYSE       08/19/86     22.750
COFI         Charter One Financial                  Cleveland           OH    MW       SAIF         NASDAQ     01/22/88     64.125
CFB          Commercial Federal Corp.               Omaha               NE    MW       SAIF         NYSE       12/31/84     49.688
SKAN         Skaneateles Bancorp Inc.               Skaneateles         NY    MA       BIF          NASDAQ     06/02/86     29.750
NEIB         Northeast Indiana Bancorp              Huntington          IN    MW       SAIF         NASDAQ     06/28/95     20.125
HALL         Hallmark Capital Corp.                 West Allis          WI    MW       SAIF         NASDAQ     01/03/94     29.000
KNK          Kankakee Bancorp Inc.                  Kankakee            IL    MW       SAIF         AMSE       01/06/93     33.750


                                                                                        Current     Price/   Current    Current
                                                                                         Market        LTM    Price/   Price/ T
                                                                                          Value   Core EPS    Book V     Book V
Ticker       Short Name                             City                State Region       ($M)        (x)       (%)        (%)
FFBS         FFBS BanCorp Inc.                      Columbus            MS    SE          38.16       19.9     144.4      144.4
SOPN         First Savings Bancorp Inc.             Southern Pines      NC    SE          85.54       19.9     127.3      127.3
TRIC         Tri-County Bancorp Inc.                Torrington          WY    WE          16.66       19.8     121.6      121.6
HZFS         Horizon Financial Svcs Corp.           Oskaloosa           IA    MW           8.83       19.8     105.0      105.0
SOSA         Somerset Savings Bank                  Somerville          MA    NE          82.23       19.8     251.9      251.9
MBLF         MBLA Financial Corp.                   Macon               MO    MW          34.08       19.7     119.4      119.4
ASFC         Astoria Financial Corp.                Lake Success        NY    MA       1,162.53       19.7     195.2      232.5
SFSB         SuburbFed Financial Corp.              Flossmoor           IL    MW          41.97       19.7     151.7      152.2
TSH          Teche Holding Co.                      Franklin            LA    SW          77.77       19.7     145.7      145.7
FFHH         FSF Financial Corp.                    Hutchinson          MN    MW          59.59       19.6     122.4      122.4
UBMT         United Financial Corp.                 Great Falls         MT    WE          29.05       19.6     118.2      118.2
THR          Three Rivers Financial Corp.           Three Rivers        MI    MW          15.34       19.6     119.8      120.2
YFCB         Yonkers Financial Corporation          Yonkers             NY    MA          60.79       19.5     142.3      142.3
HFGI         Harrington Financial Group             Richmond            IN    MW          43.15       19.5     172.8      172.8
FBCI         Fidelity Bancorp Inc.                  Chicago             IL    MW          71.20       19.5     140.0      140.3
WBST         Webster Financial Corp.                Waterbury           CT    NE         830.63       19.4     245.9      287.8
WSB          Washington Savings Bank, FSB           Waldorf             MD    MA          33.72       19.4     157.2      157.2
FFWD         Wood Bancorp Inc.                      Bowling Green       OH    MW          36.02       19.3     178.6      178.6
FFOH         Fidelity Financial of Ohio             Cincinnati          OH    MW          89.27       19.3     131.5      149.0
CBSB         Charter Financial Inc.                 Sparta              IL    MW          84.55       19.2     148.6      168.0
FFBA         First Colorado Bancorp Inc.            Lakewood            CO    SW         339.56       19.2     173.9      176.3
JSBA         Jefferson Savings Bancorp              Ballwin             MO    MW         205.21       19.2     171.1      220.6
JSB          JSB Financial Inc.                     Lynbrook            NY    MA         477.04       19.1     135.9      135.9
FFHS         First Franklin Corporation             Cincinnati          OH    MW          26.82       19.1     131.0      131.9
EBSI         Eagle Bancshares                       Tucker              GA    SE         111.07       19.1     157.6      157.6
CMRN         Cameron Financial Corp                 Cameron             MO    MW          48.68       19.0     110.6      110.6
LIFB         Life Bancorp Inc.                      Norfolk             VA    SE         246.17       18.9     156.8      161.5
ROSE         TR Financial Corp.                     Garden City         NY    MA         550.12       18.9     232.3      232.3
BVCC         Bay View Capital Corp.                 San Mateo           CA    WE         365.86       18.9     186.4      222.1
FFBH         First Federal Bancshares of AR         Harrison            AR    SE         105.27       18.9     131.4      131.4
LSBI         LSB Financial Corp.                    Lafayette           IN    MW          24.51       18.8     135.1      135.1
AFCB         Affiliated Community Bancorp           Waltham             MA    NE         207.83       18.8     191.8      192.9
FOBC         Fed One Bancorp                        Wheeling            WV    SE          61.42       18.8     150.0      157.3
SMBC         Southern Missouri Bancorp Inc.         Poplar Bluff        MO    MW          29.48       18.8     111.4      111.4
CFSB         CFSB Bancorp Inc.                      Lansing             MI    MW         151.62       18.7     235.2      235.2
PWBC         PennFirst Bancorp Inc.                 Ellwood City        PA    MA         100.90       18.6     152.7      163.4
RELY         Reliance Bancorp Inc.                  Garden City         NY    MA         291.81       18.6     179.3      248.9
RARB         Raritan Bancorp Inc.                   Raritan             NJ    MA          67.53       18.5     224.4      228.0
SFFC         StateFed Financial Corporation         Des Moines          IA    MW          21.06       18.5     138.3      138.3
CVAL         Chester Valley Bancorp Inc.            Downingtown         PA    MA          50.27       18.5     185.7      185.7
ABBK         Abington Bancorp Inc.                  Abington            MA    NE          60.73       18.4     176.2      195.6
NYB          New York Bancorp Inc.                  Douglaston          NY    MA         763.79       18.3     457.6      457.6
OHSL         OHSL Financial Corp.                   Cincinnati          OH    MW          32.59       18.3     128.5      128.5
KYF          Kentucky First Bancorp Inc.            Cynthiana           KY    MW          18.56       18.3     127.7      127.7
FFCH         First Financial Holdings Inc.          Charleston          SC    SE         239.97       18.2     235.5      235.5
DSL          Downey Financial Corp.                 Newport Beach       CA    WE         686.73       18.1     168.3      170.7
WCBI         Westco Bancorp                         Westchester         IL    MW          71.13       18.1     149.9      149.9
FED          FirstFed Financial Corp.               Santa Monica        CA    WE         388.19       18.1     191.7      193.8
SFSL         Security First Corp.                   Mayfield Heights    OH    MW         142.16       18.0     230.9      234.7
MASB         MASSBANK Corp.                         Reading             MA    NE         162.94       17.9     168.9      168.9
HBS          Haywood Bancshares Inc.                Waynesville         NC    SE          27.98       17.9     133.5      138.5
GFCO         Glenway Financial Corp.                Cincinnati          OH    MW          36.05       17.9     132.4      134.2
PBCI         Pamrapo Bancorp Inc.                   Bayonne             NJ    MA          73.92       17.8     156.4      157.7
FTFC         First Federal Capital Corp.            La Crosse           WI    MW         256.43       17.7     252.7      268.7
FFBZ         First Federal Bancorp Inc.             Zanesville          OH    MW          29.47       17.7     212.8      213.1
BKCT         Bancorp Connecticut Inc.               Southington         CT    NE          83.30       17.7     189.7      189.7
DME          Dime Bancorp Inc.                      New York            NY    MA       2,333.45       17.6     222.8      233.6
COFI         Charter One Financial                  Cleveland           OH    MW       2,961.68       17.6     303.2      323.9
CFB          Commercial Federal Corp.               Omaha               NE    MW       1,070.92       17.5     251.3      283.5
SKAN         Skaneateles Bancorp Inc.               Skaneateles         NY    MA          28.39       17.4     167.2      172.6
NEIB         Northeast Indiana Bancorp              Huntington          IN    MW          35.47       17.4     132.5      132.5
HALL         Hallmark Capital Corp.                 West Allis          WI    MW          41.85       17.3     141.1      141.1
KNK          Kankakee Bancorp Inc.                  Kankakee            IL    MW          48.10       17.2     126.9      135.1

SOURCE: SNL & F&C CALCULATIONS         8

FERGUSON & COMPANY          EXHIBIT IV - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                        Deposit                             Current
                                                                                        Insurance                             Stock
                                                                                        Agency                                Price
Ticker       Short Name                            City                State   Region   (BIF/SAIF)   Exchange    IPO Date       ($)

PFDC         Peoples Bancorp                       Auburn              IN      MW       SAIF         NASDAQ      07/07/87    32.000
CBCI         Calumet Bancorp Inc.                  Dolton              IL      MW       SAIF         NASDAQ      02/20/92    48.250
MWBX         MetroWest Bank                        Framingham          MA      NE       BIF          NASDAQ      10/10/86     8.750
DNFC         D & N Financial Corp.                 Hancock             MI      MW       SAIF         NASDAQ      02/13/85    24.000
SSB          Scotland Bancorp Inc                  Laurinburg          NC      SE       SAIF         AMSE        04/01/96    12.000
SWBI         Southwest Bancshares                  Hometown            IL      MW       SAIF         NASDAQ      06/24/92    24.000
PCCI         Pacific Crest Capital                 Agoura Hills        CA      WE       BIF          NASDAQ            NA    17.125
PHBK         Peoples Heritage Finl Group           Portland            ME      NE       BIF          NASDAQ      12/04/86    42.125
IWBK         InterWest Bancorp Inc.                Oak Harbor          WA      WE       SAIF         NASDAQ            NA    39.500
MARN         Marion Capital Holdings               Marion              IN      MW       SAIF         NASDAQ      03/18/93    26.500
CAFI         Camco Financial Corp.                 Cambridge           OH      MW       SAIF         NASDAQ            NA    22.875
GBCI         Glacier Bancorp Inc.                  Kalispell           MT      WE       SAIF         NASDAQ      03/30/84    21.000
LOGN         Logansport Financial Corp.            Logansport          IN      MW       SAIF         NASDAQ      06/14/95    16.000
FFFD         North Central Bancshares Inc.         Fort Dodge          IA      MW       SAIF         NASDAQ      03/21/96    18.875
GSBC         Great Southern Bancorp Inc.           Springfield         MO      MW       SAIF         NASDAQ      12/14/89    21.250
MFLR         Mayflower Co-operative Bank           Middleboro          MA      NE       BIF          NASDAQ      12/23/87    21.000
ALBK         ALBANK Financial Corp.                Albany              NY      MA       SAIF         NASDAQ      04/01/92    43.750
PULS         Pulse Bancorp                         South River         NJ      MA       SAIF         NASDAQ      09/18/86    28.750
CEBK         Central Co-operative Bank             Somerville          MA      NE       BIF          NASDAQ      10/24/86    24.500
FESX         First Essex Bancorp Inc.              Andover             MA      NE       BIF          NASDAQ      08/04/87    19.375
FFYF         FFY Financial Corp.                   Youngstown          OH      MW       SAIF         NASDAQ      06/28/93    27.625
EMLD         Emerald Financial Corp.               Strongsville        OH      MW       SAIF         NASDAQ            NA    16.500
FLFC         First Liberty Financial Corp.         Macon               GA      SE       SAIF         NASDAQ      12/06/83    25.250
CFX          CFX Corp.                             Keene               NH      NE       BIF          AMSE        02/12/87    22.250
NWEQ         Northwest Equity Corp.                Amery               WI      MW       SAIF         NASDAQ      10/11/94    17.500
MDBK         Medford Savings Bank                  Medford             MA      NE       BIF          NASDAQ      03/18/86    36.219
FBSI         First Bancshares Inc.                 Mountain Grove      MO      MW       SAIF         NASDAQ      12/22/93    24.250
HFFC         HF Financial Corp.                    Sioux Falls         SD      MW       SAIF         NASDAQ      04/08/92    25.875
SFIN         Statewide Financial Corp.             Jersey City         NJ      MA       SAIF         NASDAQ      10/02/95    22.125
HRZB         Horizon Financial Corp.               Bellingham          WA      WE       BIF          NASDAQ      08/01/86    16.875
WEFC         Wells Financial Corp.                 Wells               MN      MW       SAIF         NASDAQ      04/11/95    17.500
FKFS         First Keystone Financial              Media               PA      MA       SAIF         NASDAQ      01/26/95    32.750
EIRE         Emerald Isle Bancorp Inc.             Quincy              MA      NE       BIF          NASDAQ      09/08/86    25.250
PFSB         PennFed Financial Services Inc        West Orange         NJ      MA       SAIF         NASDAQ      07/15/94    33.375
SWCB         Sandwich Bancorp Inc.                 Sandwich            MA      NE       BIF          NASDAQ      07/25/86    37.000
FTF          Texarkana First Financial Corp        Texarkana           AR      SE       SAIF         AMSE        07/07/95    26.500
MCBN         Mid-Coast Bancorp Inc.                Waldoboro           ME      NE       SAIF         NASDAQ      11/02/89    26.500
PSBK         Progressive Bank Inc.                 Fishkill            NY      MA       BIF          NASDAQ      08/01/84    35.500
PCBC         Perry County Financial Corp.          Perryville          MO      MW       SAIF         NASDAQ      02/13/95    21.375
BKC          American Bank of Connecticut          Waterbury           CT      NE       BIF          AMSE        12/01/81    41.500
CIBI         Community Investors Bancorp           Bucyrus             OH      MW       SAIF         NASDAQ      02/07/95    15.625
CAPS         Capital Savings Bancorp Inc.          Jefferson City      MO      MW       SAIF         NASDAQ      12/29/93    17.500
METF         Metropolitan Financial Corp.          Mayfield Heights    OH      MW       SAIF         NASDAQ            NA    19.000
MERI         Meritrust Federal SB                  Thibodaux           LA      SW       SAIF         NASDAQ            NA    46.000
FFKY         First Federal Financial Corp.         Elizabethtown       KY      MW       SAIF         NASDAQ      07/15/87    21.063
HIFS         Hingham Instit. for Savings           Hingham             MA      NE       BIF          NASDAQ      12/20/88    29.000
WFI          Winton Financial Corp.                Cincinnati          OH      MW       SAIF         AMSE        08/04/88    19.250
WVFC         WVS Financial Corp.                   Pittsburgh          PA      MA       SAIF         NASDAQ      11/29/93    31.750
BFSB         Bedford Bancshares Inc.               Bedford             VA      SE       SAIF         NASDAQ      08/22/94    23.500
GFSB         GFS Bancorp Inc.                      Grinnell            IA      MW       SAIF         NASDAQ      01/06/94    15.500
FFDB         FirstFed Bancorp Inc.                 Bessemer            AL      SE       SAIF         NASDAQ      11/19/91    19.750
HOMF         Home Federal Bancorp                  Seymour             IN      MW       SAIF         NASDAQ      01/23/88    34.000
MFSL         Maryland Federal Bancorp              Hyattsville         MD      MA       SAIF         NASDAQ      06/02/87    47.250
FBBC         First Bell Bancorp Inc.               Pittsburgh          PA      MA       SAIF         NASDAQ      06/29/95    17.125
ANE          Alliance Bncorp of New England        Tolland             CT      NE       BIF          AMSE        12/19/86    16.625
MAFB         MAF Bancorp Inc.                      Clarendon Hills     IL      MW       SAIF         NASDAQ      01/12/90    33.750
CASH         First Midwest Financial Inc.          Storm Lake          IA      MW       SAIF         NASDAQ      09/20/93    20.250
ITLA         ITLA Capital Corp.                    La Jolla            CA      WE       BIF          NASDAQ      10/24/95    20.750
FFES         First Federal of East Hartford        East Hartford       CT      NE       SAIF         NASDAQ      06/23/87    35.750
WFSL         Washington Federal Inc.               Seattle             WA      WE       SAIF         NASDAQ      11/17/82    31.625
MWBI         Midwest Bancshares Inc.               Burlington          IA      MW       SAIF         NASDAQ      11/12/92    40.500
PTRS         Potters Financial Corp.               East Liverpool      OH      MW       SAIF         NASDAQ      12/31/93    28.500
HPBC         Home Port Bancorp Inc.                Nantucket           MA      NE       BIF          NASDAQ      08/25/88    24.500

                                                                                          Current     Price/    Current    Current
                                                                                           Market        LTM     Price/   Price/ T
                                                                                            Value   Core EPS     Book V     Book V
Ticker       Short Name                            City                State   Region        ($M)        (x)        (%)        (%)

PFDC         Peoples Bancorp                       Auburn              IN      MW           72.76       17.2      166.4      166.4
CBCI         Calumet Bancorp Inc.                  Dolton              IL      MW          101.85       17.2      132.3      132.3
MWBX         MetroWest Bank                        Framingham          MA      NE          122.09       17.2      289.7      289.7
DNFC         D & N Financial Corp.                 Hancock             MI      MW          196.60       17.1      221.4      223.9
SSB          Scotland Bancorp Inc                  Laurinburg          NC      SE           22.96       17.1       89.2       89.2
SWBI         Southwest Bancshares                  Hometown            IL      MW           63.77       17.1      149.9      149.9
PCCI         Pacific Crest Capital                 Agoura Hills        CA      WE           50.32       17.1      191.3      191.3
PHBK         Peoples Heritage Finl Group           Portland            ME      NE        1,156.63       17.1      267.1      317.0
IWBK         InterWest Bancorp Inc.                Oak Harbor          WA      WE          317.42       17.1      255.5      261.1
MARN         Marion Capital Holdings               Marion              IN      MW           47.06       17.1      120.0      120.0
CAFI         Camco Financial Corp.                 Cambridge           OH      MW           73.52       17.1      156.9      170.1
GBCI         Glacier Bancorp Inc.                  Kalispell           MT      WE          143.05       17.1      258.6      265.5
LOGN         Logansport Financial Corp.            Logansport          IN      MW           20.17       17.0      126.4      126.4
FFFD         North Central Bancshares Inc.         Fort Dodge          IA      MW           61.49       17.0      127.5      127.5
GSBC         Great Southern Bancorp Inc.           Springfield         MO      MW          171.71       17.0      285.2      285.2
MFLR         Mayflower Co-operative Bank           Middleboro          MA      NE           18.70       16.9      153.6      156.3
ALBK         ALBANK Financial Corp.                Albany              NY      MA          561.49       16.9      169.3      193.7
PULS         Pulse Bancorp                         South River         NJ      MA           88.57       16.8      210.9      210.9
CEBK         Central Co-operative Bank             Somerville          MA      NE           48.14       16.7      140.8      157.4
FESX         First Essex Bancorp Inc.              Andover             MA      NE          145.83       16.6      162.8      186.1
FFYF         FFY Financial Corp.                   Youngstown          OH      MW          113.74       16.5      139.3      139.3
EMLD         Emerald Financial Corp.               Strongsville        OH      MW           83.57       16.5      182.7      185.6
FLFC         First Liberty Financial Corp.         Macon               GA      SE          195.05       16.5      205.3      227.7
CFX          CFX Corp.                             Keene               NH      NE          531.86       16.4      211.5      226.1
NWEQ         Northwest Equity Corp.                Amery               WI      MW           14.68       16.4      123.0      123.0
MDBK         Medford Savings Bank                  Medford             MA      NE          164.48       16.3      164.9      176.0
FBSI         First Bancshares Inc.                 Mountain Grove      MO      MW           26.68       16.3      119.6      119.8
HFFC         HF Financial Corp.                    Sioux Falls         SD      MW           77.09       16.2      145.5      145.5
SFIN         Statewide Financial Corp.             Jersey City         NJ      MA          104.22       16.2      159.2      159.5
HRZB         Horizon Financial Corp.               Bellingham          WA      WE          125.16       16.1      154.7      154.7
WEFC         Wells Financial Corp.                 Wells               MN      MW           34.29       16.1      119.6      119.6
FKFS         First Keystone Financial              Media               PA      MA           40.21       16.1      171.6      171.6
EIRE         Emerald Isle Bancorp Inc.             Quincy              MA      NE           56.76       16.0      188.6      188.6
PFSB         PennFed Financial Services Inc        West Orange         NJ      MA          160.94       16.0      152.9      182.8
SWCB         Sandwich Bancorp Inc.                 Sandwich            MA      NE           70.86       15.9      177.6      185.6
FTF          Texarkana First Financial Corp        Texarkana           AR      SE           47.44       15.9      176.3      176.3
MCBN         Mid-Coast Bancorp Inc.                Waldoboro           ME      NE            6.16       15.9      119.9      119.9
PSBK         Progressive Bank Inc.                 Fishkill            NY      MA          135.64       15.9      180.5      202.2
PCBC         Perry County Financial Corp.          Perryville          MO      MW           17.70       15.8      113.6      113.6
BKC          American Bank of Connecticut          Waterbury           CT      NE           95.69       15.8      190.6      198.6
CIBI         Community Investors Bancorp           Bucyrus             OH      MW           14.32       15.8      130.6      130.6
CAPS         Capital Savings Bancorp Inc.          Jefferson City      MO      MW           33.11       15.8      155.1      155.1
METF         Metropolitan Financial Corp.          Mayfield Heights    OH      MW           66.99       15.7      206.1      227.8
MERI         Meritrust Federal SB                  Thibodaux           LA      SW           35.61       15.7      190.0      190.0
FFKY         First Federal Financial Corp.         Elizabethtown       KY      MW           87.86       15.6      169.9      180.5
HIFS         Hingham Instit. for Savings           Hingham             MA      NE           37.80       15.6      185.7      185.7
WFI          Winton Financial Corp.                Cincinnati          OH      MW           38.23       15.3      169.5      173.1
WVFC         WVS Financial Corp.                   Pittsburgh          PA      MA           55.48       15.1      168.7      168.7
BFSB         Bedford Bancshares Inc.               Bedford             VA      SE           26.85       15.1      132.4      132.4
GFSB         GFS Bancorp Inc.                      Grinnell            IA      MW           15.32       15.1      145.4      145.4
FFDB         FirstFed Bancorp Inc.                 Bessemer            AL      SE           22.73       15.0      136.4      149.6
HOMF         Home Federal Bancorp                  Seymour             IN      MW          115.54       14.9      199.4      205.8
MFSL         Maryland Federal Bancorp              Hyattsville         MD      MA          151.67       14.9      156.4      158.3
FBBC         First Bell Bancorp Inc.               Pittsburgh          PA      MA          111.49       14.9      158.9      158.9
ANE          Alliance Bncorp of New England        Tolland             CT      NE           25.94       14.8      156.8      161.4
MAFB         MAF Bancorp Inc.                      Clarendon Hills     IL      MW          519.74       14.8      201.0      230.1
CASH         First Midwest Financial Inc.          Storm Lake          IA      MW           55.36       14.7      129.6      146.3
ITLA         ITLA Capital Corp.                    La Jolla            CA      WE          162.79       14.6      174.1      174.8
FFES         First Federal of East Hartford        East Hartford       CT      NE           95.67       14.5      151.3      151.3
WFSL         Washington Federal Inc.               Seattle             WA      WE        1,501.19       14.5      215.7      236.2
MWBI         Midwest Bancshares Inc.               Burlington          IA      MW           13.78       14.4      139.4      139.4
PTRS         Potters Financial Corp.               East Liverpool      OH      MW           14.00       14.3      129.7      129.7
HPBC         Home Port Bancorp Inc.                Nantucket           MA      NE           45.13       14.2      215.1      215.1


SOURCE: SNL & F&C CALCULATIONS         9

FERGUSON & COMPANY          EXHIBIT IV - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                               Deposit                            Current
                                                                               Insurance                            Stock
                                                                               Agency                               Price
Ticker  Short Name                          City                State Region   (BIF/SAIF)   Exchange     IPO Date     ($)
FIBC    Financial Bancorp Inc.              Long Island City    NY    MA       SAIF         NASDAQ       08/17/94  22.250
FSBI    Fidelity Bancorp Inc.               Pittsburgh          PA    MA       SAIF         NASDAQ       06/24/88  23.500
HAVN    Haven Bancorp Inc.                  Woodhaven           NY    MA       SAIF         NASDAQ       09/23/93  44.375
CFFC    Community Financial Corp.           Staunton            VA    SE       SAIF         NASDAQ       03/30/88  23.500
ANDB    Andover Bancorp Inc.                Andover             MA    NE       BIF          NASDAQ       05/08/86  36.625
PVSA    Parkvale Financial Corporation      Monroeville         PA    MA       SAIF         NASDAQ       07/16/87  33.250
NASB    North American Savings Bank         Grandview           MO    MW       SAIF         NASDAQ       09/27/85  52.000
CBSA    Coastal Bancorp Inc.                Houston             TX    SW       SAIF         NASDAQ             NA  31.000
FFWC    FFW Corp.                           Wabash              IN    MW       SAIF         NASDAQ       04/05/93  31.750
HARL    Harleysville Savings Bank           Harleysville        PA    MA       SAIF         NASDAQ       08/04/87  26.125
LARL    Laurel Capital Group Inc.           Allison Park        PA    MA       SAIF         NASDAQ       02/20/87  25.000
KSAV    KS Bancorp Inc.                     Kenly               NC    SE       SAIF         NASDAQ       12/30/93  20.500
EQSB    Equitable Federal Savings Bank      Wheaton             MD    MA       SAIF         NASDAQ       09/10/93  43.750
WSFS    WSFS Financial Corporation          Wilmington          DE    MA       BIF          NASDAQ       11/26/86  18.375
FSPG    First Home Bancorp Inc.             Pennsville          NJ    MA       SAIF         NASDAQ       04/20/87  23.250
FMCO    FMS Financial Corporation           Burlington          NJ    MA       SAIF         NASDAQ       12/14/88  29.000
QCFB    QCF Bancorp Inc.                    Virginia            MN    MW       SAIF         NASDAQ       04/03/95  25.000
FSTC    First Citizens Corp.                Newnan              GA    SE       SAIF         NASDAQ       03/01/86  35.125
FNGB    First Northern Capital Corp.        Green Bay           WI    MW       SAIF         NASDAQ       12/29/83  13.375
ABCW    Anchor BanCorp Wisconsin            Madison             WI    MW       SAIF         NASDAQ       07/16/92  30.750
WRNB    Warren Bancorp Inc.                 Peabody             MA    NE       BIF          NASDAQ       07/09/86  19.500
PVFC    PVF Capital Corp.                   Bedford Heights     OH    MW       SAIF         NASDAQ       12/30/92  20.000
GDW     Golden West Financial               Oakland             CA    WE       SAIF         NYSE         05/29/59  91.688
DIBK    Dime Financial Corp.                Wallingford         CT    NE       BIF          NASDAQ       07/09/86  31.000
KSBK    KSB Bancorp Inc.                    Kingfield           ME    NE       BIF          NASDAQ       06/24/93  14.000
SISB    SIS Bancorp Inc.                    Springfield         MA    NE       BIF          NASDAQ       02/08/95  35.500
LSBX    Lawrence Savings Bank               North Andover       MA    NE       BIF          NASDAQ       05/02/86  14.500
MECH    Mechanics Savings Bank              Hartford            CT    NE       BIF          NASDAQ       06/26/96  26.000
PAMM    PacificAmerica Money Center         Woodland Hills      CA    WE       BIF          NASDAQ       06/25/96  26.500
JXVL    Jacksonville Bancorp Inc.           Jacksonville        TX    SW       SAIF         NASDAQ       04/01/96  18.375
FCME    First Coastal Corp.                 Westbrook           ME    NE       BIF          NASDAQ             NA  14.375

Maximum                                                                                                            91.688
Minimum                                                                                                             4.938
Average                                                                                                            26.173
Median                                                                                                             23.500


                                                                                  Current     Price/    Current    Current
                                                                                   Market        LTM     Price/   Price/ T
                                                                                    Value   Core EPS     Book V     Book V
Ticker  Short Name                          City                State Region         ($M)        (x)        (%)        (%)
FIBC    Financial Bancorp Inc.              Long Island City    NY    MA            38.32       14.1      145.0      145.7
FSBI    Fidelity Bancorp Inc.               Pittsburgh          PA    MA            36.42       14.1      148.5      148.5
HAVN    Haven Bancorp Inc.                  Woodhaven           NY    MA           194.51       14.0      183.4      184.1
CFFC    Community Financial Corp.           Staunton            VA    SE            29.97       13.9      124.6      124.6
ANDB    Andover Bancorp Inc.                Andover             MA    NE           188.56       13.8      187.1      187.1
PVSA    Parkvale Financial Corporation      Monroeville         PA    MA           134.83       13.6      179.3      180.7
NASB    North American Savings Bank         Grandview           MO    MW           116.29       13.6      205.0      212.1
CBSA    Coastal Bancorp Inc.                Houston             TX    SW           154.12       13.4      157.9      190.0
FFWC    FFW Corp.                           Wabash              IN    MW            22.58       13.4      131.7      146.1
HARL    Harleysville Savings Bank           Harleysville        PA    MA            43.23       13.4      196.3      196.3
LARL    Laurel Capital Group Inc.           Allison Park        PA    MA            36.07       13.4      169.6      169.6
KSAV    KS Bancorp Inc.                     Kenly               NC    SE            18.15       13.3      126.5      126.5
EQSB    Equitable Federal Savings Bank      Wheaton             MD    MA            26.35       13.3      169.6      169.6
WSFS    WSFS Financial Corporation          Wilmington          DE    MA           228.63       13.2      290.7      293.1
FSPG    First Home Bancorp Inc.             Pennsville          NJ    MA            62.97       13.1      180.9      183.9
FMCO    FMS Financial Corporation           Burlington          NJ    MA            69.24       13.1      190.3      193.7
QCFB    QCF Bancorp Inc.                    Virginia            MN    MW            35.66       13.0      130.0      130.0
FSTC    First Citizens Corp.                Newnan              GA    SE            64.59       12.5      195.3      251.1
FNGB    First Northern Capital Corp.        Green Bay           WI    MW           118.16       12.5      164.3      164.3
ABCW    Anchor BanCorp Wisconsin            Madison             WI    MW           278.25       12.2      232.1      236.5
WRNB    Warren Bancorp Inc.                 Peabody             MA    NE            73.86       11.9      198.6      198.6
PVFC    PVF Capital Corp.                   Bedford Heights     OH    MW            51.80       11.8      194.6      194.6
GDW     Golden West Financial               Oakland             CA    WE         5,201.01       11.5      208.9      208.9
DIBK    Dime Financial Corp.                Wallingford         CT    NE           159.73       11.4      229.3      237.0
KSBK    KSB Bancorp Inc.                    Kingfield           ME    NE            17.33       11.0      165.5      175.0
SISB    SIS Bancorp Inc.                    Springfield         MA    NE           197.98       10.8      193.9      193.9
LSBX    Lawrence Savings Bank               North Andover       MA    NE            62.11       10.7      194.6      194.6
MECH    Mechanics Savings Bank              Hartford            CT    NE           137.54        9.2      163.2      163.2
PAMM    PacificAmerica Money Center         Woodland Hills      CA    WE           100.68        8.7      342.8      342.8
JXVL    Jacksonville Bancorp Inc.           Jacksonville        TX    SW            45.31        8.1      135.6      135.6
FCME    First Coastal Corp.                 Westbrook           ME    NE            19.54        3.3      138.9      138.9

Maximum                                                                         17,467.79       34.7      600.3      628.6
Minimum                                                                              6.16        3.3       80.2       80.2
Average                                                                            276.08       20.2      170.8      179.0
Median                                                                              64.59       19.4      156.6      163.3


SOURCE: SNL & F&C CALCULATIONS        10

FERGUSON & COMPANY       EXHIBIT IV - SELECTED PUBLICLY HELD THRIFTS
------------------


                                                               Tangible
                          Current        Total      Equity/     Equity/      Core      Core     Core
             Price/      Dividend       Assets       Assets    T Assets       EPS      ROAA     ROAE   Merger
             Assets         Yield       ($000)          (%)         (%)       ($)       (%)      (%)  Target?
Ticker          (%)           (%)          MRQ          MRQ         MRQ       LTM       LTM      LTM    (Y/N)
CMSV           28.0          2.34      699,787         11.2        11.2      1.11      0.83     7.23      N
NTMG            8.5           -        102,438          8.4         8.4      0.34      0.40     6.36      N
CBK            17.8           -        271,573         14.1        14.1      0.54      0.58     3.82      N
PBCT           27.5          1.92    7,870,000          8.5         8.5      1.03      0.85    10.33      N
LFBI           16.6          1.10      299,989         13.3        12.4      0.53      0.47     3.43      N
FSLA           29.5          1.14    1,032,809          9.4         8.5      1.23      0.90     9.69      N
OCN            52.5           -      2,786,879          8.8         8.4      1.60      1.80    21.71      N
SGVB           10.9           -        409,340          7.3         7.2      0.57      0.35     4.24      N
PFFB           14.9           -      2,631,413         10.3        10.2      0.63      0.46     4.07      N
LFED           37.3          2.45      286,999         16.3        16.3      0.95      1.17     7.25      N
NSLB           23.1          2.56       59,711         19.6        19.6      0.60      0.77     3.72      N
FFED            9.1          4.57      240,001          5.4         5.4      0.27      0.30     5.58      N
ATSB           10.1          1.44       72,245         10.3        10.2      0.43      0.29     3.01      N
NBSI           20.1          1.99      119,586         14.1        14.1      0.77      0.68     4.55      N
SOBI           17.9          1.66       81,733         15.1        15.1      0.62      0.60     3.53      N
FBHC           11.9          0.87      318,668          6.0         5.6      0.75      0.51     8.10      N
SCCB           36.8          2.45       46,598         25.7        25.7      0.80      1.20     4.49      N
ETFS           19.5          0.94      112,697         18.2        18.2      0.70      0.63     3.38      N
ALBC           10.7          1.09       68,628          8.7         8.7      0.97      0.37     4.03      N
IBSF           26.6          2.26      733,344         17.4        17.4      0.59      0.85     4.54      N
RELI           45.1           -         47,009         48.9        48.9      0.28      1.47     2.66      N
HTHR            7.0           -        863,096          5.9         5.9      0.67      0.72    13.28      N
VABF           13.7          1.18      617,818          6.9         6.9      0.57      0.46     6.82      N
FFDF           29.6          1.68       88,000         24.4        24.4      0.61      0.93     3.77      N
PBHC           24.4          1.16      190,899         11.7        10.0      0.83      0.80     7.09      N
INCB           14.8          2.40       93,702         12.2        12.2      0.52      0.53     4.24      N
FTSB           22.2          1.74       96,940         16.0        16.0      0.50      0.81     4.47      N
HBBI           16.1          1.29       45,064         12.8        12.8      0.81      0.52     4.07      N
BYFC            8.0          1.70      122,245         10.8        10.8      0.41      0.30     2.60      N
FDEF           27.1          2.00      552,225         21.3        21.3      0.56      1.02     4.57      N
GSFC           49.9          2.17      174,605         36.3        36.3      0.72      1.66     4.72      N
LISB           19.0          1.28    5,908,737          9.0         8.9      1.69      0.72     7.63      N
PKPS           14.2          1.01      880,196          8.4         8.4      0.36      0.54     6.52      N
QCSB           39.0          1.78    1,466,906         11.9        11.9      1.36      1.61    11.15      N
IFSB            7.4          1.47      258,460          6.9         6.1      0.55      0.27     4.09      N
WHGB           23.0          1.27      100,235         20.7        20.7      0.58      0.85     3.72      N
WAMU           18.0          1.56   48,763,153          5.2         5.0      2.56      0.71    12.58      N
ESBK            9.3          2.13      227,828          6.3         6.1      1.11      0.35     5.53      N
KFBI           31.5          1.31      727,903         19.6        19.6      0.85      1.19     5.37      N
MFFC           17.3          4.00      200,238         13.1        13.1      0.56      0.69     4.30      N
EGFC           12.6          2.48    2,013,359          6.9         5.4      1.51      0.43     5.98      N
STSA            7.2           -      1,686,395          5.5         5.0      0.83      0.44     7.84      N
REDF           15.3           -        912,237          8.5         8.4      0.74      0.64     8.06      N
EFBI           19.1          3.77      275,620         11.6        11.6      1.02      0.78     6.10      N
FBER           18.8          1.12      284,765         14.2        14.2      0.69      0.77     4.69      N
NHTB           14.0          2.33      315,280          7.7         6.6      0.83      0.61     8.22      N
FFSX           18.4          1.57      468,568          8.3         8.2      1.19      0.73     8.94      N
HFNC           31.0          1.74      895,394         18.0        18.0      0.63      1.18     4.72      N
MBB             9.5          2.20      813,902          8.9         5.4      1.07      0.51     5.95      N
MBB             9.5          2.20      813,902          8.9         5.4      1.07      0.51     5.95      N
CFCP           22.4          1.49      502,761          6.2         6.2      0.97      1.03    16.66      N
TPNZ           25.0          1.35      124,150         17.0        17.0      0.83      1.00     5.63      N
PBKB           12.2          2.21      585,678          5.7         5.5      0.80      0.53     9.27      N
HARB           28.9          2.15    1,116,718          8.4         8.1      2.63      1.22    14.82      N
LVSB           20.7          0.58      481,646          9.5         7.8      1.75      0.95     9.52      N
CSA            12.0           -      9,102,743          4.9         4.9      2.38      0.52    10.65      N
ISBF           20.0          1.82      947,107         12.0        10.4      1.12      0.85     6.26      N
QCBC           14.3           -        801,402          8.8         8.8      1.00      0.61     6.72      N
OFCP           17.6          1.30      861,334          8.7         7.1      1.15      0.76     8.36      N
AMFC           16.8          1.47       94,179         15.0        15.0      0.68      0.80     4.54      N
HHFC           13.3          3.45       87,596         11.8        11.8      0.53      0.57     4.44      N
PFNC           14.2          0.77      418,658          5.3         4.7      0.62      0.64    12.31      N
ABCL           16.2          1.55    1,404,263          8.9         8.8      1.19      0.76     8.48      N


                         NPAs/   Price/      Core      Core      Core
               Current  Assets     Core       EPS      ROAA      ROAE
               Pricing     (%)      EPS       ($)       (%)       (%)
Ticker            Date     MRQ      (x)       MRQ       MRQ       MRQ
CMSV          10/09/97    0.55     35.7      0.27      0.80      7.12
NTMG          10/09/97    0.77     29.4      0.10      0.54      7.36
CBK           10/09/97    0.39     33.3      0.14      0.58      4.06
PBCT          10/09/97    0.90     42.3      0.21      0.67      7.98
LFBI          10/09/97    0.98     30.3      0.15      0.52      3.93
FSLA          10/09/97    0.65     31.8      0.33      0.94     10.14
OCN           10/09/97    5.11     71.9      0.19      0.76      8.98
SGVB          10/09/97      NA     39.6      0.12      0.27      3.72
PFFB          10/09/97    1.73     24.9      0.21      0.57      5.46
LFED          10/09/97    0.03     29.8      0.26      1.24      7.66
NSLB          10/09/97    0.02     25.7      0.19      0.94      4.78
FFED          10/09/97    0.13     16.8      0.13      0.55     10.45
ATSB          10/09/97    3.63     38.5      0.09      0.25      2.45
NBSI          10/09/97     -       33.5      0.18      0.57      3.97
SOBI          10/09/97    0.17     34.4      0.14      0.57      3.72
FBHC          10/09/97    0.37     26.1      0.22      0.60      9.70
SCCB          10/09/97    1.06     27.8      0.22      1.31      5.06
ETFS          10/09/97    0.17     28.1      0.19      0.65      3.51
ALBC          10/09/97    0.72     40.6      0.18      0.27      3.03
IBSF          10/09/97    0.08     29.5      0.15      0.88      5.09
RELI          10/09/97      NA    209.4      0.01      0.12      0.25
HTHR          10/09/97    7.17      9.1      0.55      1.59     28.95
VABF          10/09/97    0.68     25.0      0.17      0.54      7.98
FFDF          10/09/97    0.07     37.2      0.12      0.76      3.08
PBHC          10/09/97    1.17     21.7      0.28      1.11      9.66
INCB          10/09/97    0.13     53.6      0.07      0.32      2.57
FTSB          10/09/97    1.42     15.6      0.23      1.38      8.60
HBBI          10/09/97    0.38     20.8      0.28      0.72      5.67
BYFC          10/09/97    2.06     18.4      0.16      0.48      4.33
FDEF          10/09/97    0.45     25.0      0.16      1.08      5.05
GSFC          10/09/97    0.16     29.8      0.17      1.66      4.85
LISB          10/09/97    1.03     26.7      0.44      0.71      7.78
PKPS          10/09/97    3.82     27.6      0.09      0.58      6.85
QCSB          10/09/97    0.57     26.0      0.36      1.54     12.67
IFSB          10/09/97    2.02    125.0      0.03      0.06      0.85
WHGB          10/09/97    0.15     23.2      0.17      0.93      4.37
WAMU          10/09/97    0.81     18.6      0.93      0.98     18.47
ESBK          10/09/97    0.66     21.4      0.35      0.43      6.85
KFBI          10/09/97    0.08     26.0      0.22      1.16      5.77
MFFC          10/09/97    0.15     25.0      0.15      0.70      5.11
EGFC          10/09/97    0.52       NM     (0.27)    (0.36)    (5.07)
STSA          10/09/97    0.61     21.9      0.25      0.49      8.97
REDF          10/09/97    2.19     14.8      0.33      1.06     12.65
EFBI          10/09/97      NA     30.1      0.22      0.63      5.37
FBER          10/09/97    0.83     21.3      0.21      0.85      5.57
NHTB          10/09/97    0.70     17.9      0.30      0.87     11.73
FFSX          10/09/97    0.05     26.3      0.29      0.72      8.68
HFNC          10/09/97    0.87     31.0      0.13      0.94      5.09
MBB           10/09/97    0.71     22.7      0.30      0.56      6.37
MBB           10/09/97    0.71     22.7      0.30      0.56      6.37
CFCP          10/09/97    0.21     21.7      0.28      1.11     18.07
TPNZ          10/09/97    1.28     28.8      0.18      0.84      4.85
PBKB          10/09/97    0.82     26.2      0.19      0.50      8.86
HARB          10/09/97    0.46     24.3      0.67      1.21     14.61
LVSB          10/09/97    0.98     19.7      0.55      1.14     11.56
CSA           10/09/97    1.40     22.6      0.65      0.56     11.43
ISBF          10/09/97      NA     24.6      0.28      0.76      6.27
QCBC          10/09/97    1.31     20.3      0.30      0.70      7.87
OFCP          10/09/97    0.19     20.6      0.34      0.87     10.01
AMFC          10/09/97    0.81     24.1      0.17      0.67      4.28
HHFC          10/09/97    0.11     16.8      0.19      0.80      6.56
PFNC          10/09/97    1.43     16.9      0.22      0.84     15.89
ABCL          10/09/97    0.15     23.7      0.30      0.77      8.35

SOURCE: SNL & F&C CALCULATIONS        11

FERGUSON & COMPANY          EXHIBIT IV - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                               Tangible
                          Current        Total       Equity/    Equity/      Core      Core     Core
             Price/      Dividend       Assets       Assets    T Assets       EPS      ROAA     ROAE   Merger
             Assets         Yield       ($000)          (%)         (%)       ($)       (%)      (%)  Target?
Ticker          (%)           (%)          MRQ          MRQ         MRQ       LTM       LTM      LTM    (Y/N)
FFIC           21.3          1.04      860,031         15.5        15.5      0.97      0.94     5.62      N
HRBF           17.2          2.18      216,370         12.9        12.9      0.93      0.70     5.41      N
FCBF           21.8          2.84      526,203         14.6        14.6      1.19      1.06     6.32      N
FFLC           20.1          1.43      383,382         13.7        13.7      1.42      0.94     6.42      N
HMCI            9.5           -        331,608          6.5         6.5      0.79      0.42     6.80      N
GSB            10.5           -     16,218,259          6.2         5.7      1.45      0.68    10.56      N
NBN            10.1          1.54      261,800          7.6         6.8      0.89      0.58     7.40      N
BKUNA           6.5           -      1,807,192          5.6         4.9      0.57      0.58     8.04      N
DIME           22.5          1.06    1,315,026         14.5        12.8      0.98      1.04     6.20      N
FGHC           16.6          0.63      156,383          8.2         7.6      0.37      0.78     9.53      N
PEEK           29.7          2.12      182,560         25.7        25.7      0.74      1.29     4.71      N
GUPB           18.7          1.83       93,793         14.9        14.9      0.96      0.95     5.44      N
CFTP           38.3          1.73      209,035         27.5        27.5      0.76      1.61     4.97      N
HBNK           14.4           -        504,381          7.5         7.5      1.39      0.67     9.20      N
BANC           12.7          0.86    2,730,474          5.6         4.7      0.68      0.64    10.80      N
CMSB           14.0          1.49    2,288,986          9.6         7.7      0.83      0.64     6.15      N
BFD            13.3          1.28      975,922          8.8         8.5      0.97      0.66     6.48      N
THRD           16.2          1.57      640,746         11.1         9.9      1.13      0.73     6.42      N
AADV           18.4          0.69    1,019,510          9.2         8.7      2.58      0.89     9.89      N
NMSB           15.4          1.85      323,061          9.8         9.8      0.58      0.80     7.67      N
PFSL           15.0          2.58      378,700          6.4         6.4      1.56      0.69    11.23      N
ASBP           20.5          2.99      112,469         15.7        15.7      0.60      0.85     4.52      N
PRBC           13.0          0.62      135,721         11.1        11.1      0.87      0.65     4.97      N
LXMO           32.2          1.79       59,236         28.3        28.3      0.76      1.32     4.46      N
INBI           27.1          3.14      346,596         17.7        17.7      0.81      1.27     6.78      N
MFBC           16.2          1.35      248,241         13.7        13.7      1.08      0.85     5.46      N
FFBI            9.6           -         84,531          8.7         8.7      0.89      0.41     5.11      N
FWWB           24.6          1.11    1,074,166         14.2        13.3      1.15      1.16     7.58      N
CASB            9.6           -        368,126          6.1         6.1      0.63      0.52     8.50      N
CLAS           15.9          1.76      130,525         14.9        12.9      0.73      0.72     4.64      N
FFFC           26.5          1.47      558,886         13.2        12.9      1.50      1.34     9.56      N
BDJI           14.7           -        110,589         10.9        10.9      1.09      0.63     5.48      N
HFFB           30.2          2.46      108,949         26.9        26.9      0.75      1.35     4.99      N
CNIT           15.4          1.51      709,550          7.2         6.7      3.06      0.75    10.46      N
CRZY           26.6          2.65       54,275         25.8        25.8      0.70      1.30     4.54      N
SPBC           20.9          1.41    4,611,394          8.6         8.6      1.32      1.04    11.66      N
TWIN           16.4          2.91      107,345         12.9        12.9      0.64      0.75     5.88      N
MWFD           20.8          1.28      207,050          8.8         8.5      1.24      1.09    12.59      N
PHFC           15.1          1.22      256,265         10.9        10.8      0.92      0.80     6.03      N
GAF            20.2          2.54      749,748         15.2        15.0      0.89      1.12     5.80      N
MIVI           21.7          0.87       69,775         18.9        18.9      0.87      1.03     5.77      N
ASBI           17.6          2.96      397,730         11.0        11.0      1.02      0.84     7.64      N
HMNF           18.6           -        566,865         14.4        14.4      1.18      0.88     5.90      N
AHM            12.2          1.48   47,532,068          5.2         4.6      2.81      0.70    13.79      N
PERM           11.5          1.61      433,239          9.2         9.0      1.18      0.62     6.52      N
WSTR           14.9          1.73      955,639         10.9         8.9      1.21      0.82     6.48      N
SSM            37.7          2.14      106,115         28.9        28.9      1.01      1.71     4.84      N
LONF           21.6          1.50       38,240         19.7        19.7      0.77      0.99     4.77      N
HFSA           14.4          2.66      108,018         12.5        12.5      0.87      0.79     5.37      N
HBFW           18.3          0.83      334,862         13.3        13.3      1.17      0.89     6.29      N
STFR           12.9          1.20    1,645,539          7.9         7.0      1.93      0.71     8.11      N
WYNE           18.7          0.87      261,027         13.4        13.4      1.11      0.92     6.16      N
IPSW           16.6          0.91      189,379          5.7         5.7      0.64      0.97    16.21      N
LARK           19.9          1.51      228,100         13.8        13.8      1.28      1.04     7.02      N
CATB           27.8          1.67      284,238         25.0        25.0      0.81      1.41     5.10      N
CTZN           15.1          0.66    3,097,515          6.4         5.8      2.63      0.82    12.75      N
YFED           15.7          2.31    1,162,393          8.6         8.6      1.26      0.77     9.46      N
FFSL           13.2          1.71      110,876         10.4        10.4      0.71      0.69     6.20      N
CKFB           28.2          2.70       60,812         24.0        24.0      0.90      1.33     5.37      N
MSBF           28.4          1.65       74,698         17.0        17.0      0.83      1.46     7.85      N
SFED           16.1          1.24      172,849         12.5        12.5      1.10      0.79     6.18      N
FMSB           18.1          0.69      432,034          6.8         6.8      1.45      1.00    15.01      N
GPT            22.1          1.53   13,300,046         10.3         6.1      3.27      1.03     9.59      N


                         NPAs/   Price/      Core      Core      Core
               Current  Assets     Core       EPS      ROAA      ROAE
               Pricing     (%)      EPS       ($)       (%)       (%)
Ticker            Date     MRQ      (x)       MRQ       MRQ       MRQ
FFIC          10/09/97    0.29     19.8      0.29      1.01      6.49
HRBF          10/09/97    0.05     22.0      0.25      0.74      5.80
FCBF          10/09/97    0.15     22.7      0.31      1.08      6.92
FFLC          10/09/97    0.18     27.0      0.31      0.75      5.52
HMCI          10/09/97    2.91     20.2      0.23      0.51      7.88
GSB           10/09/97    1.46     19.7      0.43      0.74     11.55
NBN           10/09/97    1.11     47.2      0.11      0.30      3.85
BKUNA         10/09/97    0.66     23.7      0.14      0.48      8.00
DIME          10/09/97    0.73     33.3      0.17      0.70      4.73
FGHC          10/09/97    1.41     17.7      0.12      1.00     11.97
PEEK          10/09/97    0.71     25.0      0.17      1.13      4.38
GUPB          10/09/97    0.15     15.6      0.35      1.26      8.11
CFTP          10/09/97    0.30     28.9      0.15      1.27      4.30
HBNK          10/09/97    3.09     13.6      0.58      1.10     14.97
BANC          10/09/97    0.87     24.0      0.16      0.66     11.50
CMSB          10/09/97    0.50     27.6      0.17      0.48      5.01
BFD           10/09/97    0.52     20.3      0.27      0.65      7.14
THRD          10/09/97    0.33     21.9      0.29      0.73      6.60
AADV          10/09/97    0.44     20.1      0.72      0.98     10.77
NMSB          10/09/97    0.87     21.7      0.15      0.81      8.07
PFSL          10/09/97    0.10     22.9      0.38      0.66     10.39
ASBP          10/09/97    0.88     17.6      0.19      1.06      6.74
PRBC          10/09/97    0.30     17.8      0.27      0.68      5.98
LXMO          10/09/97    0.48     19.0      0.22      1.52      5.43
INBI          10/09/97    0.22     17.1      0.26      1.51      8.43
MFBC          10/09/97     -       19.8      0.30      0.85      6.06
FFBI          10/09/97    0.41     23.2      0.21      0.38      4.64
FWWB          10/09/97    0.29     19.6      0.32      1.21      8.28
CASB          10/09/97    0.41     18.1      0.19      0.61      9.92
CLAS          10/09/97    0.66     19.9      0.20      0.72      4.89
FFFC          10/09/97    0.18     20.0      0.41      1.35     10.37
BDJI          10/09/97    0.23     18.0      0.33      0.69      6.37
HFFB          10/09/97     -       20.3      0.20      1.39      5.23
CNIT          10/09/97    0.42     20.0      0.83      0.81     11.22
CRZY          10/09/97    0.39     18.9      0.20      1.34      5.07
SPBC          10/09/97    0.21     19.7      0.36      1.11     12.61
TWIN          10/09/97    0.08     18.1      0.19      0.91      7.08
MWFD          10/09/97    0.12     20.1      0.33      1.11     12.75
PHFC          10/09/97    1.60     19.6      0.25      0.73      6.50
GAF           10/09/97    0.12     18.2      0.26      1.10      6.97
MIVI          10/09/97    0.28     17.8      0.26      1.18      6.82
ASBI          10/09/97    0.40     21.6      0.25      0.83      7.60
HMNF          10/09/97    0.08     20.2      0.31      0.87      5.99
AHM           10/09/97    1.90     19.8      0.75      0.73     14.74
PERM          10/09/97    1.09     21.4      0.29      0.58      6.32
WSTR          10/09/97    0.17     18.2      0.35      0.83      7.53
SSM           10/09/97     -       37.6      0.14      0.98      2.77
LONF          10/09/97    0.80     23.5      0.17      0.85      4.30
HFSA          10/09/97    0.09     18.8      0.24      0.77      6.00
HBFW          10/09/97     -       19.6      0.31      0.89      6.61
STFR          10/09/97    0.16     17.5      0.57      0.79      9.57
WYNE          10/09/97    0.91     21.3      0.27      0.83      6.02
IPSW          10/09/97    1.52     18.4      0.18      1.03     17.52
LARK          10/09/97    0.04     21.4      0.31      0.97      6.90
CATB          10/09/97    0.47     19.9      0.21      1.35      5.24
CTZN          10/09/97    0.41     18.1      0.75      0.89     13.89
YFED          10/09/97    1.24     19.1      0.34      0.84      9.96
FFSL          10/09/97    0.37     20.3      0.18      0.64      6.17
CKFB          10/09/97    0.63     18.5      0.25      1.47      6.16
MSBF          10/09/97    0.06     18.5      0.23      1.43      8.39
SFED          10/09/97    0.68     24.5      0.23      0.63      5.07
FMSB          10/09/97     -       19.1      0.38      0.99     14.73
GPT           10/09/97    2.89     18.1      0.90      1.12     10.49

SOURCE: SNL & F&C CALCULATIONS        12

FERGUSON & COMPANY      EXHIBIT IV - SELECTED PUBLICLY HELD THRIFTS
------------------


                                                               Tangible
                          Current        Total      Equity/     Equity/      Core      Core     Core
             Price/      Dividend       Assets       Assets    T Assets       EPS      ROAA     ROAE   Merger
             Assets         Yield       ($000)          (%)         (%)       ($)       (%)      (%)  Target?
Ticker          (%)           (%)          MRQ          MRQ         MRQ       LTM       LTM      LTM    (Y/N)
FFBS           29.2          2.04      130,762         19.2        19.2      1.23      1.47     7.51      N
SOPN           29.1          3.79      294,217         22.8        22.8      1.17      1.69     6.96      N
TRIC           18.6          2.19       89,457         15.3        15.3      1.38      1.02     6.79      N
HZFS           10.3          1.54       85,969          9.8         9.8      1.05      0.55     5.25      N
SOSA           16.0           -        514,502          6.3         6.3      0.25      0.79    13.61      N
MBLF           14.5          1.52      234,823         12.2        12.2      1.33      0.85     6.52      N
ASFC           15.3          1.08    7,664,495          7.8         6.7      2.83      0.79    10.05      N
SFSB            9.8          0.96      426,705          6.5         6.5      1.69      0.56     8.52      N
TSH            19.1          2.21      406,253         13.1        13.1      1.15      0.96     6.97      N
FFHH           15.7          2.55      378,233         11.4        11.4      1.00      0.84     6.65      N
UBMT           27.5          4.13      105,600         23.3        23.3      1.21      1.39     5.99      N
THR            16.1          2.15       95,130         13.5        13.4      0.95      0.84     6.61      N
YFCB           21.2          1.19      288,089         14.9        14.9      1.03      1.15     6.81      N
HFGI            9.7          0.91      446,797          5.6         5.6      0.68      0.44     9.25      N
FBCI           14.5          1.26      489,843         10.4        10.4      1.31      0.77     7.37      N
WBST           12.4          1.31    5,943,766          5.0         4.3      3.15      0.71    13.33      N
WSB            13.1          1.26      258,330          8.3         8.3      0.41      0.73     8.66      N
FFWD           22.0          2.35      163,918         12.3        12.3      0.88      1.26     9.76      N
FFOH           17.0          1.75      524,743         12.9        11.6      0.83      0.95     6.61      N
CBSB           21.5          1.57      393,268         14.5        13.0      1.06      1.16     7.78      N
FFBA           22.5          2.34    1,509,861         12.9        12.7      1.07      1.18     8.36      N
JSBA           15.9          0.98    1,292,021          8.5         6.8      2.14      0.77     9.84      N
JSB            31.1          2.90    1,531,115         22.9        22.9      2.53      1.70     7.77      N
FFHS           11.8          1.42      226,944          9.0         9.0      1.18      0.64     7.08      N
EBSI           13.1          3.06      848,490          8.3         8.3      1.03      0.76     8.78      N
CMRN           24.0          1.47      208,105         21.7        21.7      1.00      1.32     5.51      N
LIFB           16.5          1.92    1,488,257         10.6        10.3      1.32      0.86     8.08      N
ROSE           15.4          1.92    3,551,783          6.2         6.2      1.65      0.89    14.28      N
BVCC           11.8          1.14    3,096,213          6.3         5.4      1.49      0.63    10.26      N
FFBH           19.7          1.12      535,204         15.0        15.0      1.14      1.06     6.61      N
LSBI           12.8          1.27      194,117          8.9         8.9      1.42      0.68     7.38      N
AFCB           19.1          1.49    1,090,431          9.8         9.7      1.71      1.10    11.14      N
FOBC           17.2          2.40      356,718         11.1        10.6      1.38      0.97     8.35      N
SMBC           18.3          2.78      160,393         16.5        16.5      0.96      0.95     5.92      N
CFSB           17.9          2.29      845,438          7.6         7.6      1.59      1.07    13.83      N
PWBC           12.3          1.90      816,954          8.1         7.6      1.02      0.66     8.86      N
RELY           14.8          1.93    1,976,764          8.2         6.1      1.79      0.87    10.51      N
RARB           17.8          1.71      379,428          7.9         7.8      1.51      1.03    13.25      N
SFFC           24.6          1.49       85,679         17.8        17.8      1.45      1.37     7.36      N
CVAL           15.5          1.80      323,673          8.4         8.4      1.26      0.93    10.48      N
ABBK           12.2          1.21      501,256          6.9         6.3      1.79      0.73    10.71      N
NYB            23.3          1.70    3,283,653          5.1         5.1      1.93      1.45    27.70      N
OHSL           14.2          3.23      230,035         11.0        11.0      1.49      0.85     7.42      N
KYF            21.1          3.51       88,959         16.6        16.6      0.78      1.13     5.83      N
FFCH           14.4          1.91    1,667,178          6.1         6.1      2.08      0.84    13.67      N
DSL            11.7          1.25    5,885,670          6.9         6.8      1.42      0.73     9.65      N
WCBI           22.9          2.09      311,613         15.2        15.2      1.59      1.41     9.13      N
FED             9.3           -      4,193,203          4.8         4.8      2.03      0.52    11.28      N
SFSL           21.7          1.71      653,226          9.4         9.3      1.04      1.34    14.39      N
MASB           18.0          2.11      905,417         10.6        10.6      2.54      1.04    10.20      N
HBS            18.6          2.50      150,416         13.9        13.5      1.25      1.15     7.72      N
GFCO           12.6          2.53      287,088          9.5         9.4      1.77      0.71     7.49      N
PBCI           19.9          3.85      370,987         12.7        12.7      1.46      1.24     8.63      N
FTFC           16.3          1.71    1,571,981          6.4         6.1      1.58      0.91    13.94      N
FFBZ           14.6          1.28      201,262          7.6         7.5      1.06      0.96    12.66      N
BKCT           19.5          3.04      428,362         10.3        10.3      1.86      1.25    12.07      N
DME            11.8          0.70   20,087,176          5.3         5.0      1.29      0.70    13.30      N
COFI           20.3          1.56   14,564,703          6.7         6.3      3.65      1.23    18.22      N
CFB            15.1          0.56    7,096,665          6.0         5.4      2.84      0.91    15.58      N
SKAN           11.5          1.35      247,697          6.9         6.7      1.71      0.68    10.07      N
NEIB           20.1          1.59      176,309         15.2        15.2      1.16      1.21     7.43      N
HALL           10.2           -        409,820          7.2         7.2      1.68      0.61     8.62      N
KNK            14.1          1.42      341,678         11.1        10.5      1.96      0.82     7.89      N


                         NPAs/   Price/      Core      Core      Core
               Current  Assets     Core       EPS      ROAA      ROAE
               Pricing     (%)      EPS       ($)       (%)       (%)
Ticker            Date     MRQ      (x)       MRQ       MRQ       MRQ
FFBS          10/09/97    0.03     24.5      0.25      1.17      6.06
SOPN          10/09/97    0.08     18.2      0.32      1.80      7.60
TRIC          10/09/97     -       17.6      0.39      1.08      7.09
HZFS          10/09/97    0.96     24.7      0.21      0.43      4.23
SOSA          10/09/97    6.28     12.4      0.10      1.33     21.58
MBLF          10/09/97    0.25     20.5      0.32      0.79      6.21
ASFC          10/09/97    0.45     20.5      0.68      0.75      9.80
SFSB          10/09/97    0.48     19.3      0.43      0.55      8.49
TSH           10/09/97    0.27     20.2      0.28      0.93      6.88
FFHH          10/09/97    0.03     16.9      0.29      0.87      7.55
UBMT          10/09/97      NA     19.2      0.31      1.41      6.14
THR           10/09/97    1.14     17.3      0.27      0.91      6.72
YFCB          10/09/97    0.57     18.6      0.27      1.13      7.48
HFGI          10/09/97    0.25     30.1      0.11      0.30      5.89
FBCI          10/09/97    0.80     17.2      0.37      0.84      8.12
WBST          10/09/97    0.85     16.0      0.96      0.82     16.31
WSB           10/09/97      NA     19.9      0.10      0.72      8.67
FFWD          10/09/97    0.02     17.7      0.24      1.29     10.36
FFOH          10/09/97    0.08     17.4      0.23      0.94      7.17
CBSB          10/09/97    0.56     20.4      0.25      1.08      7.67
FFBA          10/09/97    0.23     20.5      0.25      1.06      8.21
JSBA          10/09/97    0.46     18.6      0.55      0.81      9.67
JSB           10/09/97    1.02     17.5      0.69      1.85      8.24
FFHS          10/09/97    0.41     16.5      0.34      0.73      8.16
EBSI          10/09/97    1.07     18.2      0.27      0.76      8.92
CMRN          10/09/97    0.24     19.0      0.25      1.26      5.63
LIFB          10/09/97    0.39     18.9      0.33      0.88      8.42
ROSE          10/09/97    0.45     17.8      0.44      0.88     14.63
BVCC          10/09/97    0.79     20.1      0.35      0.60      9.51
FFBH          10/09/97    0.19     23.4      0.23      0.81      5.24
LSBI          10/09/97    1.17     17.6      0.38      0.70      7.88
AFCB          10/09/97    0.39     18.3      0.44      1.10     11.18
FOBC          10/09/97    0.15     19.0      0.34      0.93      8.36
SMBC          10/09/97    0.89     23.7      0.19      0.75      4.66
CFSB          10/09/97    0.17     15.8      0.47      1.22     15.91
PWBC          10/09/97    0.65     17.6      0.27      0.71      9.02
RELY          10/09/97    0.77     17.3      0.48      0.90     11.10
RARB          10/09/97    0.29     18.9      0.37      0.99     12.53
SFFC          10/09/97    1.34     15.6      0.43      1.55      8.78
CVAL          10/09/97    0.23     18.2      0.32      0.89     10.56
ABBK          10/09/97    0.17     16.5      0.50      0.81     11.68
NYB           10/09/97    1.09     15.3      0.58      1.63     32.18
OHSL          10/09/97    0.01     17.0      0.40      0.86      7.92
KYF           10/09/97     -       17.8      0.20      1.17      7.19
FFCH          10/09/97    1.61     17.5      0.54      0.84     13.68
DSL           10/09/97    0.95     21.4      0.30      0.57      8.03
WCBI          10/09/97    0.60     17.5      0.41      1.43      9.40
FED           10/09/97    1.39     18.3      0.50      0.51     10.73
SFSL          10/09/97    0.28     18.0      0.26      1.35     14.52
MASB          10/09/97    0.16     16.5      0.69      1.13     10.85
HBS           10/09/97    1.97     17.0      0.33      1.12      7.99
GFCO          10/09/97    0.31     15.2      0.52      0.83      8.67
PBCI          10/09/97    2.14     14.8      0.44      1.37     10.69
FTFC          10/09/97    0.12     19.4      0.36      0.94     14.41
FFBZ          10/09/97    0.47     14.7      0.32      1.11     14.72
BKCT          10/09/97    1.19     16.4      0.50      1.29     12.72
DME           10/09/97    1.57     22.8      0.25      0.54     10.16
COFI          10/09/97    0.22     16.7      0.96      1.27     18.76
CFB           10/09/97    0.89     15.9      0.78      0.97     16.34
SKAN          10/09/97    1.46     16.2      0.46      0.72     10.38
NEIB          10/09/97    0.40     15.7      0.32      1.20      7.88
HALL          10/09/97    0.15     15.4      0.47      0.67      9.40
KNK           10/09/97    0.61     16.9      0.50      0.88      8.12

SOURCE: SNL & F&C CALCULATIONS        13

FERGUSON & COMPANY          EXHIBIT IV - SELECTED PUBLICLY HELD THRIFTS
------------------


                                                               Tangible
                          Current        Total      Equity/     Equity/      Core      Core     Core
             Price/      Dividend       Assets       Assets    T Assets       EPS      ROAA     ROAE   Merger
             assets         Yield       ($000)          (%)         (%)       ($)       (%)      (%)  Target?
Ticker          (%)           (%)          MRQ          MRQ         MRQ       LTM       LTM      LTM    (Y/N)
PFDC           25.3          2.00      287,564         15.2        15.2      1.86      1.46     9.55      N
CBCI           20.5           -        496,561         15.5        15.5      2.81      1.37     8.66      N
MWBX           21.6          1.37      566,517          7.5         7.5      0.51      1.37    17.82      N
DNFC           12.2          0.83    1,608,837          5.6         5.5      1.40      0.81    14.10      N
SSB            33.1          2.50       69,479         37.0        37.0      0.70      1.71     4.69      N
SWBI           17.0          3.17      375,004         11.3        11.3      1.40      1.02     9.54      N
PCCI           13.6           -        371,126          7.1         7.1      1.00      0.98    12.40      N
PHBK           20.6          1.80    5,591,180          7.7         6.6      2.46      1.31    16.17      N
IWBK           17.3          1.62    1,832,582          6.8         6.6      2.31      1.10    16.39      N
MARN           27.0          3.32      173,304         22.5        22.5      1.55      1.67     7.28      N
CAFI           15.0          2.27      489,833          9.6         8.9      1.34      0.89     9.59      N
GBCI           25.2          2.29      567,610          9.7         9.5      1.23      1.54    16.25      N
LOGN           24.3          2.50       83,152         19.2        19.2      0.94      1.51     7.40      N
FFFD           28.9          1.33      212,869         22.7        22.7      1.11      1.91     7.44      N
GSBC           24.3          2.07      707,841          8.5         8.5      1.25      1.54    17.00      N
MFLR           14.9          3.24      125,671          9.7         9.5      1.24      0.92     9.53      N
ALBK           15.6          1.65    3,602,227          9.2         8.1      2.59      1.04    11.23      N
PULS           17.0          2.44      520,203          8.1         8.1      1.71      1.06    13.51      N
CEBK           14.0          1.31      344,420          9.9         9.0      1.47      0.88     8.75      N
FESX           12.1          2.48    1,209,698          7.4         6.5      1.17      0.77    10.65      N
FFYF           19.1          2.53      599,249         13.7        13.7      1.67      1.27     8.06      N
EMLD           13.9          1.46      603,080          7.6         7.5      1.00      0.90    11.63      N
FLFC           15.1          1.58    1,288,919          7.4         6.7      1.53      0.94    12.81      N
CFX            15.7          3.96    1,859,030          7.4         7.0      1.36      0.98    11.60      N
NWEQ           15.2          2.97       96,891         11.5        11.5      1.07      0.98     8.16      N
MDBK           14.9          1.99    1,106,345          9.0         8.5      2.22      1.00    11.18      N
FBSI           16.2          0.83      163,973         13.5        13.5      1.49      1.10     7.54      N
HFFC           13.7          1.62      561,664          9.4         9.4      1.60      0.89     9.66      N
SFIN           15.5          1.99      673,214          9.7         9.7      1.37      0.90     9.33      N
HRZB           24.1          2.61      518,661         15.6        15.6      1.05      1.54     9.82      N
WEFC           17.0          2.74      202,035         14.2        14.2      1.09      1.06     7.55      N
FKFS           12.5          0.61      320,797          7.3         7.3      2.04      0.78    10.49      N
EIRE           13.3          1.11      425,014          7.1         7.1      1.58      0.89    12.92      N
PFSB           12.2          0.84    1,321,751          7.4         6.2      2.09      0.84    10.78      N
SWCB           14.1          3.24      501,894          8.0         7.6      2.33      0.98    12.17      N
FTF            27.7          2.11      171,358         15.7        15.7      1.67      1.73    10.43      N
MCBN           10.3          1.96       59,739          8.6         8.6      1.67      0.67     7.57      N
PSBK           15.4          1.92      878,823          8.6         7.7      2.24      0.97    11.84      N
PCBC           21.8          1.87       81,105         19.2        19.2      1.35      1.07     5.72      N
BKC            15.8          3.47      605,857          8.3         8.0      2.63      1.10    12.98      N
CIBI           15.7          2.05       92,304         12.0        12.0      0.99      0.94     7.98      N
CAPS           13.7          1.37      242,518          8.8         8.8      1.11      0.92    10.16      N
METF            8.2           -        821,280          4.0         3.6      1.21      0.54    13.86      N
MERI           15.6          1.52      228,485          8.2         8.2      2.94      1.05    13.46      N
FFKY           23.3          2.66      377,380         13.7        13.0      1.35      1.53    11.20      N
HIFS           17.4          1.66      217,586          9.4         9.4      1.86      1.22    12.54      N
WFI            12.1          2.39      317,392          7.1         7.0      1.26      0.88    12.23      N
WVFC           18.8          2.52      294,693         11.2        11.2      2.10      1.32    10.73      N
BFSB           19.8          2.38      135,455         14.2        14.2      1.56      1.28     8.90      N
GFSB           16.6          1.68       92,063         11.5        11.5      1.03      1.21    10.35      N
FFDB           12.8          2.53      176,528          9.4         8.7      1.32      0.94     9.54      N
HOMF           16.9          1.47      682,796          8.5         8.2      2.28      1.22    14.67      N
MFSL           13.1          1.78    1,157,445          8.4         8.3      3.17      0.89    10.76      N
FBBC           15.6          2.34      714,366          9.8         9.8      1.15      1.23     8.92      N
ANE            10.9          1.20      238,227          6.9         6.8      1.12      0.79    11.78      N
MAFB           15.6          0.83    3,321,464          7.8         6.9      2.28      1.16    14.83      N
CASH           14.8          1.78      374,824         11.4        10.2      1.38      0.93     8.12      N
ITLA           19.1           -        850,201         11.0        11.0      1.42      1.48    12.72      N
FFES            9.7          1.68      983,594          6.4         6.4      2.46      0.70    11.12      N
WFSL           26.1          2.91    5,760,385         12.1        11.2      2.18      1.84    15.84      N
MWBI            9.6          1.48      146,542          6.9         6.9      2.81      0.75    10.82      N
PTRS           11.5          1.26      121,189          8.8         8.8      2.00      0.84     9.48      N
HPBC           22.7          3.27      198,748         10.6        10.6      1.72      1.68    15.75      N


                         NPAs/   Price/      Core      Core      Core
               Current  Assets     Core       EPS      ROAA      ROAE
               Pricing     (%)      EPS       ($)       (%)       (%)
Ticker            Date     MRQ      (x)       MRQ       MRQ       MRQ
PFDC          10/09/97    0.34     16.7      0.48      1.53     10.08
CBCI          10/09/97    1.16     13.9      0.87      1.60     10.40
MWBX          10/09/97    0.70     15.6      0.14      1.36     18.35
DNFC          10/09/97    0.34     16.7      0.36      0.79     13.96
SSB           10/09/97     -       20.0      0.15      1.47      4.00
SWBI          10/09/97      NA     16.7      0.36      1.07      9.56
PCCI          10/09/97    1.29     14.3      0.30      1.04     14.25
PHBK          10/09/97    0.83     16.5      0.64      1.30     16.19
IWBK          10/09/97    0.64     16.2      0.61      1.10     16.36
MARN          10/09/97    0.81     16.6      0.40      1.72      7.53
CAFI          10/09/97    0.34     15.1      0.38      1.02     10.59
GBCI          10/09/97    0.12     15.4      0.34      1.64     17.10
LOGN          10/09/97    0.61     16.7      0.24      1.46      7.53
FFFD          10/09/97    0.12     15.7      0.30      1.86      7.86
GSBC          10/09/97    1.91     14.8      0.36      1.66     19.65
MFLR          10/09/97    0.81     15.9      0.33      0.94      9.83
ALBK          10/09/97    0.71     16.3      0.67      1.05     11.37
PULS          10/09/97    0.57     16.0      0.45      1.10     13.79
CEBK          10/09/97    0.85     19.8      0.31      0.73      7.16
FESX          10/09/97      NA     16.7      0.29      0.75     10.42
FFYF          10/09/97    0.67     13.8      0.50      1.33      9.62
EMLD          10/09/97    0.14     14.2      0.29      0.98     13.07
FLFC          10/09/97    0.81     15.4      0.41      1.02     13.61
CFX           10/09/97    0.72     17.4      0.32      0.96     12.20
NWEQ          10/09/97    1.25     13.7      0.32      1.02      8.96
MDBK          10/09/97    0.27     16.5      0.55      0.97     10.74
FBSI          10/09/97    0.10     17.3      0.35      0.97      7.02
HFFC          10/09/97    0.33     14.4      0.45      0.99     10.56
SFIN          10/09/97    0.38     16.8      0.33      0.82      8.78
HRZB          10/09/97     -       15.1      0.28      1.57     10.19
WEFC          10/09/97    0.21     15.6      0.28      1.05      7.39
FKFS          10/09/97    1.60     14.9      0.55      0.78     10.93
EIRE          10/09/97    0.40     15.4      0.41      0.92     13.04
PFSB          10/09/97    0.59     15.2      0.55      0.83     11.06
SWCB          10/09/97    0.81     16.2      0.57      0.91     11.42
FTF           10/09/97    0.12     14.1      0.47      1.86     11.74
MCBN          10/09/97    0.73     13.5      0.49      0.75      8.76
PSBK          10/09/97    0.84     15.9      0.56      0.97     11.59
PCBC          10/09/97    0.03     17.8      0.30      1.16      6.18
BKC           10/09/97    1.81     14.2      0.73      1.16     14.12
CIBI          10/09/97    0.63     15.0      0.26      0.96      8.28
CAPS          10/09/97    0.17     14.6      0.30      0.96     10.97
METF          10/09/97    0.49     14.0      0.34      0.59     15.15
MERI          10/09/97    0.22     12.9      0.89      1.27     15.91
FFKY          10/09/97    0.05     13.9      0.38      1.68     12.28
HIFS          10/09/97    0.41     14.2      0.51      1.27     13.18
WFI           10/09/97    0.29     14.2      0.34      0.86     12.00
WVFC          10/09/97    0.30     15.9      0.50      1.21     10.88
BFSB          10/09/97     -       15.5      0.38      1.22      8.52
GFSB          10/09/97    1.00     12.9      0.30      1.37     11.88
FFDB          10/09/97    0.72     14.5      0.34      0.98     10.05
HOMF          10/09/97    0.45     15.7      0.54      1.13     13.40
MFSL          10/09/97    0.44     16.6      0.71      0.80      9.60
FBBC          10/09/97    0.07     15.3      0.28      0.98     10.10
ANE           10/09/97    2.13     13.9      0.30      0.83     11.73
MAFB          10/09/97    0.43     13.2      0.64      1.24     15.73
CASH          10/09/97    0.85     16.3      0.31      0.92      7.98
ITLA          10/09/97    1.47     13.7      0.38      1.52     13.13
FFES          10/09/97    0.31     16.0      0.56      0.64     10.10
WFSL          10/09/97    0.73     14.1      0.56      1.87     15.71
MWBI          10/09/97    0.77     13.0      0.78      0.81     11.75
PTRS          10/09/97    0.69     11.0      0.65      1.06     11.83
HPBC          10/09/97     -       13.6      0.45      1.68     15.74

SOURCE: SNL & F&C CALCULATIONS        14

FERGUSON & COMPANY          EXHIBIT IV - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                               Tangible
                          Current        Total       Equity/    Equity/      Core      Core     Core
             Price/      Dividend       Assets       Assets    T Assets       EPS      ROAA     ROAE   Merger
             Assets         Yield       ($000)          (%)         (%)       ($)       (%)      (%)  Target?
Ticker          (%)           (%)          MRQ          MRQ         MRQ       LTM       LTM      LTM    (Y/N)
FIBC           13.6          1.80      282,485          9.4         9.3      1.58      1.00    10.16      N
FSBI           10.0          1.53      363,302          6.8         6.8      1.67      0.83    11.94      N
HAVN           10.9          1.35    1,781,545          6.0         5.9      3.16      0.84    13.80      N
CFFC           17.1          2.38      175,414         13.7        13.7      1.69      1.28     9.23      N
ANDB           15.1          1.86    1,250,943          8.1         8.1      2.66      1.13    14.33      N
PVSA           13.6          1.96      991,239          7.6         7.5      2.44      1.08    14.91      N
NASB           15.7          1.54      736,585          7.7         7.4      3.82      1.20    16.21      N
CBSA            5.2          1.55    2,964,082          3.3         2.8      2.31      0.41    12.30      N
FFWC           12.5          2.27      180,056          9.5         8.7      2.37      1.06    10.49      N
HARL           12.8          1.53      336,666          6.5         6.5      1.95      1.02    16.03      N
LARL           17.0          2.08      211,987         10.0        10.0      1.87      1.43    13.65      N
KSAV           17.1          2.93      106,121         13.5        13.5      1.54      1.24     8.86      N
EQSB            8.6           -        308,197          5.0         5.0      3.30      0.73    14.49      N
WSFS           15.1           -      1,508,540          5.2         5.2      1.39      1.34    23.57      N
FSPG           12.1          1.72      522,396          6.7         6.6      1.77      0.97    14.79      N
FMCO           12.5          0.97      554,925          6.6         6.5      2.22      1.02    15.76      N
QCFB           22.8           -        156,727         17.5        17.5      1.92      1.60     8.60      N
FSTC           19.0          1.25      338,857          9.7         7.7      2.80      1.90    19.95      N
FNGB           18.5          2.39      637,725         11.3        11.3      1.07      0.90     7.86      N
ABCW           14.5          1.04    1,925,866          6.2         6.1      2.53      0.96    15.08      N
WRNB           20.6          2.67      358,021         10.4        10.4      1.64      1.83    18.86      N
PVFC           13.7           -        373,081          7.0         7.0      1.70      1.33    19.39      N
GDW            13.3          0.48   39,095,082          6.4         6.4      7.98      1.23    19.73      N
DIBK           18.3          1.29      873,878          8.0         7.7      2.71      1.88    23.00      N
KSBK           11.9          0.57      145,888          7.2         6.8      1.27      1.08    15.21      N
SISB           13.8          1.58    1,434,545          7.2         7.2      3.30      1.38    18.99      N
LSBX           16.9           -        366,318          8.7         8.7      1.36      1.73    20.78      N
MECH           16.7           -        823,575         10.2        10.2      2.82      1.95    19.68      N
PAMM           74.0           -        136,110         21.6        21.6      3.04      9.57    49.37      N
JXVL           20.2          2.72      226,182         14.9        14.9      2.28      1.33     8.42      N
FCME           12.8           -        152,386          9.2         9.2      4.39      4.08    53.13      N

Maximum        74.0          4.57   48,763,153         48.9        48.9      7.98      9.57    53.13
Minimum         5.2           -         38,240          3.3         2.8      0.25      0.27     2.60
Average        18.1          1.63    1,515,698         11.4        11.1      1.42      1.01     9.67
Median         16.2          1.58      378,233          9.7         9.3      1.21      0.92     8.60


                            NPAs/   Price/      Core      Core      Core
                  Current  Assets     Core       EPS      ROAA      ROAE
                  Pricing     (%)      EPS       ($)       (%)       (%)
Ticker               Date     MRQ      (x)       MRQ       MRQ       MRQ
FIBC             10/09/97    1.71     13.9      0.40      0.96     10.04
FSBI             10/09/97    0.30     14.7      0.40      0.75     10.90
HAVN             10/09/97    0.74     22.2      0.50      0.53      8.81
CFFC             10/09/97    0.39     15.1      0.39      1.16      8.41
ANDB             10/09/97    1.01     15.3      0.60      1.00     12.54
PVSA             10/09/97    0.27     13.4      0.62      1.07     14.75
NASB             10/09/97    3.11     13.3      0.98      1.24     15.90
CBSA             10/09/97    0.54     14.1      0.55      0.39     11.51
FFWC             10/09/97    0.16     14.7      0.54      0.93      9.35
HARL             10/09/97     -       12.3      0.53      1.09     16.89
LARL             10/09/97    0.43     13.0      0.48      1.39     13.70
KSAV             10/09/97    0.35     13.5      0.38      1.39     10.15
EQSB             10/09/97    0.15     13.3      0.82      0.70     13.83
WSFS             10/09/97    1.68     13.9      0.33      1.12     21.27
FSPG             10/09/97    0.64     14.5      0.40      0.86     12.91
FMCO             10/09/97    1.06     12.1      0.60      1.05     16.36
QCFB             10/09/97    0.17     12.8      0.49      1.62      9.09
FSTC             10/09/97      NA      5.7      1.55      3.68     38.97
FNGB             10/09/97    0.06     22.3      0.15      0.89      7.82
ABCW             10/09/97    0.92     16.7      0.46      0.90     13.87
WRNB             10/09/97    1.08     11.9      0.41      1.85     18.09
PVFC             10/09/97    1.11     11.4      0.44      1.35     19.25
GDW              10/09/97    1.31     15.3      1.50      0.88     13.91
DIBK             10/09/97    0.38     10.1      0.77      1.97     25.24
KSBK             10/09/97    1.75     11.7      0.30      0.98     13.70
SISB             10/09/97    0.43     17.1      0.52      0.83     11.63
LSBX             10/09/97    0.30     11.3      0.32      1.60     18.57
MECH             10/09/97    1.13      4.7      1.38      3.60     36.83
PAMM             10/09/97    3.47      7.8      0.85     13.21     58.78
JXVL             10/09/97    0.78     11.2      0.41      1.75     11.48
FCME             10/09/97    1.95     18.0      0.20      0.73      7.90

Maximum                      7.17    209.4      1.55     13.21     58.78
Minimum                       -        4.7     (0.27)    (0.36)    (5.07)
Average                      0.73     20.6      0.37      1.03      9.99
Median                       0.48     18.1      0.32      0.93      8.92

SOURCE: SNL & F&C CALCULATIONS        15

FERGUSON & COMPANY        EXHIBIT V - COMPARATIVE GROUP PRICE CHANGES
------------------


                                                                                                Total
                                                                                  Number       Assets
                                                                                      of       ($000)
Ticker     Short Name                            City                State       Offices          MRQ         IPO Date
AMFC       AMB Financial Corp.                   Munster             IN                4       94,179         04/01/96
CCFH       CCF Holding Company                   Jonesboro           GA                5      100,801         07/12/95
CIBI       Community Investors Bancorp           Bucyrus             OH                3       92,304         02/07/95
CKFB       CKF Bancorp Inc.                      Danville            KY                1       60,812         01/04/95
INCB       Indiana Community Bank SB             Lebanon             IN                4       93,702         12/15/94
LOGN       Logansport Financial Corp.            Logansport          IN                1       83,152         06/14/95
LXMO       Lexington B&L Financial Corp.         Lexington           MO                1       59,236         06/06/96
MIVI       Mississippi View Holding Co.          Little Falls        MN                1       69,775         03/24/95
SFFC       StateFed Financial Corporation        Des Moines          IA                2       85,679         01/05/94
SOBI       Sobieski Bancorp Inc.                 South Bend          IN                3       81,733         03/31/95
SSB        Scotland Bancorp Inc                  Laurinburg          NC                2       69,479         04/01/96
SZB        SouthFirst Bancshares Inc.            Sylacauga           AL                2       97,283         02/14/95

Maximum                                                                                5      100,801
Minimum                                                                                1       59,236
Average                                                                                2       82,345
Median                                                                                 2       84,416

           SSB declared a $6.00 per share dividend
           on 8-19 and paid it in September. The
           8-8-97 per share price and market value
           were adjusted downward for the effect
           of the dividend.


SOURCE: SNL & F&C CALCULATIONS        16

FERGUSON & COMPANY    EXHIBIT V - COMPARATIVE GROUP PRICE CHANGES
------------------


                                                                                          % Increase
                October 9, 1997                      August 8, 1997                       (Decrease)
               --------------------------   ---------------------------------   -------------------------------
                  Stock           Market              Stock           Market             Stock          Market
                  Price            Value              Price            Value             Price           Value
Ticker              ($)             ($M)                ($)             ($M)               (%)             (%)
AMFC              16.375           15.78              15.000           14.46              9.17%           9.13%
CCFH              19.250           15.79              17.125           14.12             12.41%          11.83%
CIBI              15.625           14.32              15.250           14.17              2.46%           1.06%
CKFB              18.500           17.58              20.000           18.54             -7.50%          -5.18%
INCB              15.000           13.83              15.250           14.06             -1.64%          -1.64%
LOGN              16.000           20.17              14.000           17.65             14.29%          14.28%
LXMO              16.750           19.07              16.125           17.54              3.88%           8.72%
MIVI              18.500           15.15              15.125           12.38             22.31%          22.37%
SFFC              26.875           21.06              21.750           17.05             23.56%          23.52%
SOBI              19.250           14.62              16.375           12.44             17.56%          17.52%
SSB               12.000           22.96              11.188           21.41              7.26%           7.24%
SZB               20.875           17.69              17.000           14.40             22.79%          22.85%

Maximum           26.875           22.96              21.750           21.41             23.56%          23.52%
Minimum           12.000           13.83              11.188           12.38             -7.50%          -5.18%
Average           17.917           17.34              16.182           15.69             10.55%          10.98%
Median            17.625           16.69              15.688           14.43             10.79%          10.48%


SOURCE: SNL & F&C CALCULATIONS       17

FERGUSON & COMPANY       EXHIBIT VI - PRO FORMA COMPARISONS
------------------

                     SALIDA BUILDING AND LOAN ASSOCIATION


AS OF OCTOBER 9, 1997

Ticker    Name                                  Price     Mk Value       PE      P/Book    P/TBook   P/Assets   Div Yld      Assets
                                                ($)        ($Mil)       (X)       (%)        (%)        (%)       (%)        ($000)
          SALIDA B&LA
          -----------
          Before Conversion                        N/A        N/A       N/A       N/A        N/A        N/A       3.00     76,324
          Pro Forma Supermax                    10.000      13.23      17.9      77.7       77.7       15.2       3.00     87,176
          Pro Forma Maximum                     10.000      11.50      16.3      74.1       74.1       13.4       3.00     85,685
          Pro Forma Midpoint                    10.000      10.00      14.9      70.3       70.3       11.9       3.00     84,388
          Pro Forma Minimum                     10.000       8.50      13.2      65.8       65.8       10.2       3.00     83,092

          COMPARATIVE GROUP
          -----------------
          Averages                              17.917      17.34      29.7     119.3      119.3       21.9       2.06     82,345
          Medians                               17.625      16.69      21.3     118.1      118.1       20.0       2.22     84,416

          COLORADO THRIFTS
          ----------------
          Averages                              20.500     339.56      19.2     173.9      176.3       22.5       2.34  1,509,861
          Medians                               20.500     339.56      19.2     173.9      176.3       22.5       2.34  1,509,861

          SOUTHWEST REGION THRIFTS
          ------------------------
          Averages                              25.806     102.18      20.5     154.4      162.9       17.0       1.76    756,348
          Medians                               22.625      45.31      19.7     156.2      176.3       19.1       1.82    318,668

          ALL PUBLIC THRIFTS
          ------------------
          Averages                              26.173     276.08      20.2     170.8      179.0       18.1       1.63  1,515,698
          Medians                               23.500      64.59      19.4     156.6      163.3       16.2       1.58    378,233

          COMPARATIVE GROUP
          -----------------
AMFC      AMBFinancial-IN                       16.375      15.78      24.1     112.0      112.0       16.8       1.47     94,179
CCFH      CCFHoldingCo-GA                       19.250      15.79        NM     134.1      134.1       15.7       2.86    100,801
CIBI      CommunityInvrs-OH                     15.625      14.32      15.8     130.6      130.6       15.7       2.05     92,304
CKFB      CKFBancorp-KY                         18.500      17.58      20.6     109.0      109.0       28.2       2.70     60,812
INCB      IndianaCommBkSB-IN                    15.000      13.83      28.9     121.3      121.3       14.8       2.40     93,702
LOGN      LogansprtFinCrp-IN                    16.000      20.17      17.0     126.4      126.4       24.3       2.50     83,152
LXMO      LexingtonB&LFin-MO                    16.750      19.07      22.0     113.7      113.7       32.2       1.79     59,236
MIVI      MissViewHoldCo-MN                     18.500      15.15      21.3     115.0      115.0       21.7       0.87     69,775
SFFC      StateFedFinCorp-IA                    26.875      21.06      18.5     138.3      138.3       24.6       1.49     85,679
SOBI      SobieskiBancorp-IN                    19.250      14.62      31.1     111.7      111.7       17.9       1.66     81,733
SSB       ScotlandBancorp-NC                    12.000      22.96      17.1      89.2       89.2       33.1       2.50     69,479
SZB       SouthFstBncshrs-AL                    20.875      17.69     109.9     130.0      130.0       18.2       2.40     97,283

FERGUSON & COMPANY               EXHIBIT VI - PRO FORMA COMPARISONS
------------------

                     SALIDA BUILDING AND LOAN ASSOCIATION

AS OF OCTOBER 9, 1997

Ticker    Name                               Eq/A      TEq/A       EPS      ROAA      ROAE
                                             (%)        (%)        ($)       (%)      (%)
          SALIDA B&LA
          -----------
          Before Conversion                    7.8       7.8       N/A      0.68      8.15
          Pro Forma Supermax                  19.5      19.5       0.56     0.91      4.35
          Pro Forma Maximum                   18.1      18.1       0.61     0.89      4.54
          Pro Forma Midpoint                  16.8      16.8       0.67     0.86      4.74
          Pro Forma Minimum                   15.5      15.5       0.76     0.84      4.98

          COMPARATIVE GROUP
          -----------------
          Averages                            18.8      18.8       0.72     0.95      4.75
          Medians                             16.5      16.5       0.73     0.99      4.62

          COLORADO THRIFTS
          ----------------
          Averages                            12.9      12.7       1.07     1.18      8.36
          Medians                             12.9      12.7       1.07     1.18      8.36

          SOUTHWEST REGION THRIFTS
          ------------------------
          Averages                            11.5      11.2       1.48     0.87      8.08
          Medians                             12.9      12.7       1.12     0.95      8.10

          ALL PUBLIC THRIFTS
          ------------------
          Averages                            11.4      11.1       1.42     1.01      9.67
          Medians                              9.7       9.3       1.21     0.92      8.60

          COMPARATIVE GROUP
          -----------------
AMFC      AMBFinancial-IN                     15.0      15.0       0.68     0.80      4.54
CCFH      CCFHoldingCo-GA                     11.7      11.7       0.03     0.07      0.44
CIBI      CommunityInvrs-OH                   12.0      12.0       0.99     0.94      7.98
CKFB      CKFBancorp-KY                       24.0      24.0       0.90     1.33      5.37
INCB      IndianaCommBkSB-IN                  12.2      12.2       0.52     0.53      4.24
LOGN      LogansprtFinCrp-IN                  19.2      19.2       0.94     1.51      7.40
LXMO      LexingtonB&LFin-MO                  28.3      28.3       0.76     1.32      4.46
MIVI      MissViewHoldCo-MN                   18.9      18.9       0.87     1.03      5.77
SFFC      StateFedFinCorp-IA                  17.8      17.8       1.45     1.37      7.36
SOBI      SobieskiBancorp-IN                  15.1      15.1       0.62     0.60      3.53
SSB       ScotlandBancorp-NC                  37.0      37.0       0.70     1.71      4.69
SZB       SouthFstBncshrs-AL                  14.0      14.0       0.19     0.17      1.24

               Note: Stock prices are closing prices or last trade. Pro forma calculations for Salida are based on sales at $10 a share with a midpoint of $10,000,000, minimum of $8,500,000, and maximum of $11,500,000.
               SOURCES: SALIDA'S AUDITED AND UNAUDITED FINANCIAL
               STATEMENTS, SNL SECURITIES, AND F&C CALCULATIONS.

FERGUSON & COMPANY
------------------
                                  EXHIBIT VII
                         COMPARISON OF PRICING RATIOS

                                                                      Group                          Percent Premium
                                         Salida                    Compared to                      (Discount) Versus
                                        Building        ---------------------------------   ---------------------------------
                                        and Loan            Average           Median            Average           Median
                                     ---------------    ---------------  ----------------   ---------------- ----------------
COMPARISON OF PE RATIO AT
  MIDPOINT TO:
----------------------------------
Comparative group                         14.9               29.7              21.3              (49.8)           (30.0)
Colorado thrifts                          14.9               19.2              19.2              (22.4)           (22.4)
Southwest Region thrifts                  14.9               20.5              19.7              (27.3)           (24.4)
All public thrifts                        14.9               20.2              19.4              (26.2)           (23.2)
Recent conversions                        14.9               24.6              23.2              (39.4)           (35.8)

COMPARISON OF PE RATIO AT
  MAXIMUM TO:
----------------------------------
Comparative group                         16.3               29.7              21.3              (45.1)           (23.5)
Colorado thrifts                          16.3               19.2              19.2              (15.1)           (15.1)
Southwest Region thrifts                  16.3               20.5              19.7              (20.5)           (17.3)
All public thrifts                        16.3               20.2              19.4              (19.3)           (16.0)
Recent conversions                        16.3               24.6              23.2              (33.7)           (29.7)

COMPARISON OF PE RATIO AT
  SUPERMAXIMUM TO:
----------------------------------
Comparative group                         17.9               29.7              21.3              (39.7)           (16.0)
Colorado thrifts                          17.9               19.2              19.2               (6.8)            (6.8)
Southwest Region thrifts                  17.9               20.5              19.7              (12.7)            (9.1)
All public thrifts                        17.9               20.2              19.4              (11.4)            (7.7)
Recent conversions                        17.9               24.6              23.2              (27.2)           (22.8)

COMPARISON OF PB RATIO AT
  MIDPOINT TO:
----------------------------------
Comparative group                         70.3              119.3             118.1              (41.1)           (40.5)
Colorado thrifts                          70.3              173.9             173.9              (59.6)           (59.6)
Southwest Region thrifts                  70.3              154.4             156.2              (54.5)           (55.0)
All public thrifts                        70.3              170.8             156.6              (58.8)           (55.1)
Recent conversions                        70.3               70.9              71.9               (0.8)            (2.2)

COMPARISON OF PB RATIO AT
  MAXIMUM TO:
----------------------------------
Comparative group                         74.1              119.3             118.1              (37.9)           (37.3)
Colorado thrifts                          74.1              173.9             173.9              (57.4)           (57.4)
Southwest Region thrifts                  74.1              154.4             156.2              (52.0)           (52.6)
All public thrifts                        74.1              170.8             156.6              (56.6)           (52.7)
Recent conversions                        74.1               70.9              71.9                4.5              3.1

COMPARISON OF PB RATIO AT
  SUPERMAXIMUM TO:
----------------------------------
Comparative group                         77.7              119.3             118.1              (34.9)           (34.2)
Colorado thrifts                          77.7              173.9             173.9              (55.3)           (55.3)
Southwest Region thrifts                  77.7              154.4             156.2              (49.7)           (50.3)
All public thrifts                        77.7              170.8             156.6              (54.5)           (50.4)
Recent conversions                        77.7               70.9              71.9                9.6              8.1


SOURCE: SNL & F&C CALCULATIONS        20

FERGUSON & COMPANY
------------------

                                 EXHIBIT VIII
                             PRO FORMA ASSUMPTIONS



1. Net proceeds from the conversion were invested at the beginning of the period at 5.65%, which was the approximate rate on the one-year treasury bill on June 30, 1997. This rate was selected because it is considered more representative of the rate the Association is likely to earn.

2. Salida's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial purchase.

3. Salida's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 38.0%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share ("EPS") calculations have ignored AICPA SOP 93-6. Calculating EPS under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield EPS of $.81, $.73, $.66, and $.60, and price to earnings ratios of 12.3, 13.8, 15.2, and 16.6, at the minimum, midpoint, maximum, and supermaximum of the range, respectively.

FERGUSON & COMPANY
------------------

                                 EXHIBIT VIII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MINIMUM OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF OCTOBER 9, 1997


SALIDA BUILDING AND LOAN ASSOCIATION
--------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Value                                                                      $ 8,500,000
      Less:  Estimated Expenses                                                                      (512,000)
                                                                                       -----------------------
      Net Conversion Proceeds                                                                     $ 7,988,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                                     $ 7,988,000
      Less:  ESOP Contributions                                                                      (680,000)
                  RP Contributions                                                                   (340,000)
                                                                                       -----------------------
      Net Conversion Proceeds after ESOP & RP                                                     $ 6,968,000
      Estimated Incremental Rate of Return(1)                                                            3.50%
                                                                                       -----------------------
      Estimated Additional Income                                                                   $ 244,089
      Less:  ESOP Expense                                                                             (42,160)
                  RP Expense                                                                          (42,160)
                                                                                       -----------------------
                                                                                                    $ 159,769
                                                                                       -----------------------

3.    Pro Forma Calculations


                                                 Before               Conversion                After
      Period                                   Conversion               Results              Conversion
                                            ------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                         $           483,000     $          159,769     $          642,769

b.    Pro Forma Net Worth
      June 30, 1997                         $         5,958,000     $        6,968,000     $       12,926,000

c.    Pro Forma Net Assets
      June 30, 1997                         $        76,124,000     $        6,968,000     $       83,092,000

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------


                                  EXHIBIT VIII
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                AT THE MIDPOINT OF THE CONVERSION VALUATION RANGE
                      VALUATION DATE AS OF OCTOBER 9, 1997


SALIDA BUILDING AND LOAN ASSOCIATION
-----------------------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Valuation                                      $    10,000,000
     Less:  Estimated Expenses                                              (536,000)
                                                                   ------------------
     Net Conversion Proceeds                                         $     9,464,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                         $     9,464,000
     Less:  ESOP Contributions                                              (800,000)
             RP Contributions                                               (400,000)
                                                                   ------------------
     Net Conversion Proceeds after ESOP & RP                         $     8,264,000
     Estimated Incremental Rate of Return(1)                                    3.50%
                                                                   ------------------
     Estimated Additional Income                                     $       289,488
     Less:  ESOP Expense                                                     (49,600)
             RP Expense                                                      (49,600)
                                                                   ------------------
                                                                     $       190,288
                                                                   ==================

3.   Pro Forma Calculations



                                      Before           Conversion         After
     Period                         Conversion           Results        Conversion
                                -----------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     June 30, 1997               $       483,000   $       190,288   $       673,288

b.   Pro Forma Net Worth
     June 30, 1997               $     5,958,000   $     8,264,000   $    14,222,000

c.   Pro Forma Net Assets
     June 30, 1997               $    76,124,000   $     8,264,000   $    84,388,000


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------


                                 EXHIBIT VIII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MAXIMUM OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF OCTOBER 9, 1997


SALIDA BUILDING AND LOAN ASSOCIATION
---------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                       $           11,500,000
      Less:  Estimated Expenses                                                                      (559,000)
                                                                                       -----------------------
      Net Conversion Proceeds                                                          $           10,941,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $           10,941,000
      Less:  ESOP Contributions                                                                      (920,000)
                  RP Contributions                                                                   (460,000)
                                                                                       -----------------------
      Net Conversion Proceeds after ESOP & RP                                          $            9,561,000
      Estimated Incremental Rate of Return(1)                                                            3.50%
                                                                                       -----------------------
      Estimated Additional Income                                                      $              334,922
      Less:  ESOP Expense                                                                             (57,040)
                  RP Expense                                                                          (57,040)
                                                                                       -----------------------
                                                                                       $              220,842
                                                                                       -----------------------

3.    Pro Forma Calculations

                                                 Before               Conversion                After
      Period                                   Conversion               Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                      $          483,000      $         220,842        $          703,842

b.    Pro Forma Net Worth
      June 30, 1997                      $        5,958,000      $       9,561,000        $       15,519,000

c.    Pro Forma Net Assets
      June 30, 1997                      $       76,124,000      $       9,561,000        $       85,685,000

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                  EXHIBIT VIII
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                AT THE SUPERMAX OF THE CONVERSION VALUATION RANGE
                      VALUATION DATE AS OF OCTOBER 9, 1997


SALIDA BUILDING AND LOAN ASSOCIATION
---------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                       $           13,225,000
      Less:  Estimated Expenses                                                        $             (586,000)
                                                                                       -----------------------
      Net Conversion Proceeds                                                          $           12,639,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $           12,639,000
      Less:  ESOP Contributions                                                        $           (1,058,000)
                  RP Contributions                                                     $             (529,000)
                                                                                       -----------------------
      Net Conversion Proceeds after ESOP & RP                                           $          11,052,000
      Estimated Incremental Rate of Return(1)                                                            3.50%
                                                                                       -----------------------
      Estimated Additional Income                                                      $              387,152
      Less:  ESOP Expense                                                              $              (65,596)
                  RP Expense                                                           $              (65,596)
                                                                                       -----------------------
                                                                                       $              255,960
                                                                                       =======================

3.    Pro Forma Calculations

                                                 Before               Conversion                After
      Period                                   Conversion               Results              Conversion
                                         ---------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                       $         483,000      $         255,960      $         738,960

b.    Pro Forma Net Worth
      June 30, 1997                       $       5,958,000      $      11,052,000      $      17,010,000

c.    Pro Forma Net Assets
      June 30, 1997                       $      76,124,000      $      11,052,000      $      87,176,000


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------


                                 EXHIBIT VIII
                           PRO FORMA ANALYSIS SHEET

Name of Association:           SALIDA BUILDING AND LOAN ASSOCIATION
Date of Market Prices:         October 9, 1997                                               Colorado Publicly       All Publicly
                                                                            Comparatives       Held Thrifts          Held Thrifts
                                                                            ------------       ------------          ------------
                                   SYMBOLS          VALUE                 Mean     Median    Mean      Median      Mean       Median
                                 --------------------------               ----     ------    ----      ------      ----       ------
Price-Earnings Ratio                 P/E
--------------------
     Last Twelve Months                              N/A
     At Minimum of Range                            13.2
     At Midpoint of Range                           14.9                  29.7      21.3     19.2       19.2       20.2        19.4
     At Maximum of Range                            16.3
     At Supermax of Range                           17.9

Price-Book Ratio                     P/B
----------------
     At Minimum of Range                            65.8%
     At Midpoint of Range                           70.3%                119.3     118.1    173.9      173.9      170.8       163.3
     At Maximum of Range                            74.1%
     At Supermax of Range                           77.7%

Price-Asset Ratio                    P/A
-----------------
     At Minimum of Range                            10.2%
     At Midpoint of Range                           11.9%                 21.9      20.0     22.5       22.5       18.1        16.2
     At Maximum of Range                            13.4%
     At Supermax of Range                           15.2%

Twelve Mo. Earnings Base              Y                             $    483,000
     Period Ended  June 30, 1997

Book Value                            B                             $  5,958,000
     As of  June 30, 1997

Total Assets                          A                             $ 76,124,000
     As of  June 30, 1997

Return on Money (1)                   R                                    3.50%

Conversion Expense                    X                             $    536,000
Underwriting Commission               C                                    0.00%
Percentage Underwritten               S                                    0.00%
Estimated Dividend
     Dollar Amount                   DA                             $    300,000
     Yield                           DY                                    3.00%
ESOP Contributions                    P                             $    800,000
RP Contributions                      I                             $    400,000
ESOP Annual Expense                   E                             $     49,600
RP Annual Contributions               M                             $     49,600
Cost of ESOP Borrowings               F                                    0.00%

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------



                                     EXHIBIT VIII
                               PRO FORMA ANALYSIS SHEET

Calculation of Estimated Value (V) at Midpoint Value
1.              V=                      P/A(A-X-P-I)                       $ 10,000,000
                               --------------------------------
                                       1-P/A(1-(CxS))

2.              V=                      P/B(B-X-P-I)                       $ 10,000,000
                               --------------------------------
                                       1-P/B(1-(CxX))

3.              V=             P/E(Y-R(X+P+I)-(E+M))                       $ 10,000,000
                               -----------------------------------------
                                      1-P/E(R(1-(CxX))

                                                    Value
          Estimated Value                         Per Share              Total Shares                       Date
     --------------------------                ----------------         ----------------           -----------------------
            $10,000,000                            $10.00                     1,000,000               October 9, 1997

Range of Value
$10.0 million x 1.15 = $11.5 million or 1,150,000 shares at $10.00 per share $10.0 million x 0.85 = $8.5 million or 850,000 shares at $10.00 per share